Exhibit 10.25

INTELLECTUAL PROPERTY AGREEMENT

This INTELLECTUAL PROPERTY AGREEMENT (this “Agreement” or “IPA”), effective as of this ____ day of ________2016 (the “Effective Date”) among THE HERTZ CORPORATION, a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928 (hereinafter “THC”); HERTZ SYSTEM, INC., a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (hereinafter “HSI”) and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34134, United States of America (hereinafter “HERC”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”).

WITNESSETH
WHEREAS, both HSI and HERC are wholly-owned subsidiaries of THC, and THC is an indirect wholly-owned subsidiary of Hertz Global Holdings, Inc., a Delaware corporation (“HGH”);
WHEREAS, THC is the owner of a unique plan or system (hereinafter the “Hertz System”) for conducting, inter alia, the business of renting and leasing vehicles with and without drivers (hereinafter the “Vehicle Rental Business” or “VRB”) which it conducts in collaboration with HSI which is the owner of all trademarks for HERTZ and HERTZ-formative trademarks and designs and other trademarks and designs worldwide in connection with the Vehicle Rental Business (the “VRB Trademarks”) and Other Intellectual Property (as defined herein);

WHEREAS, THC is the owner of a unique plan or system for conducting an equipment rental business (hereinafter the “Equipment Rental Business” or “ERB” as further defined below) which it conducts through HERC;
WHEREAS, HGH has approved plans to separate the Vehicle Rental Business and the Equipment Rental Business into two independent, publicly traded companies (the “Separation”) pursuant to, among other agreements, the Separation and Distribution Agreement by and between Hertz Rental Car Holding Company, Inc. (to be renamed “Hertz Global Holdings, Inc.” in connection with the Separation, “New Hertz”) and HGH (to be renamed Herc Holdings Inc. in connection with the Separation) dated as of [__________], 2016 (the “Distribution Agreement”);
WHEREAS, as a result of the Separation, THC and HSI will become indirect wholly-owned subsidiaries of New Hertz, and HERC will continue to be an indirect wholly-owned subsidiary of HGH;
WHEREAS, THC exercises control with respect to the use, registration and enforcement of all of its company trademarks through its subsidiary HSI. HERC uses certain HERTZ or HERTZ-formative trademarks in connection with the ERB with the permission of HSI and THC;

WHEREAS, HSI is the owner of certain foreign HERTZ and HERTZ-formative and other trademarks and logos (the “HSI (HERTZ) Foreign ERB Trademarks”) used by HERC with the permission of HSI in connection with the Equipment Rental Business, including the trademark applications and registrations therefor as more fully set forth on Schedule A;

WHEREAS, HSI is the owner of certain United States HERTZ and HERTZ-formative and other trademarks and logos (the “HSI (HERTZ) US ERB Trademarks”) used by HERC with the permission of HSI in connection with the Equipment Rental Business, including the trademark applications and registrations therefor as more fully set forth on Schedule B;

WHEREAS, HSI is the owner of certain foreign HERC trademarks and logos (the “HSI HERC Foreign ERB Trademarks”) used by HERC with the permission of HSI in connection with the Equipment Rental Business, including the trademark applications and registrations therefor, as more fully set forth on Schedule C;
WHEREAS, HERC is the owner of certain US HERTZ-formative trademarks (the “HERC (HERTZ) US ERB Trademarks”) used by HERC with the permission of HSI in connection with the Equipment Rental Business, including the trademark applications and registrations therefore as more fully set forth on Schedule D;

WHEREAS, HERC is the owner of certain US trademarks not derived from the HERTZ trademark (the “HERC (HERC) US ERB Trademarks”) used by HERC with the permission of HSI in connection with the Equipment Rental Business, including the trademark applications and registrations therefore as more fully set forth on Schedule E;

WHEREAS, THC is the owner of certain HERTZ and HERTZ-formative domain names (the “THC (HERTZ) ERB Domains”) used by HERC with the permission of THC related to the Equipment Rental Business, as more fully set forth on Schedule F;

WHEREAS, THC is the owner of certain non-HERTZ-formative domain names (the “THC ERB Domains”) used by HERC with the permission of THC related to the Equipment Rental Business, as more fully set forth on Schedule G;
WHEREAS, as a result of the Separation, the Parties wish to differentiate and distinguish the future ownership, license and use of the relevant HERTZ, HERTZ-formative, HERC and other trademark rights and logos on a worldwide basis related to the Vehicle Renting Business which is to remain with HSI and the Equipment Rental Business to remain with HERC and the Parties have agreed upon a plan going forward with respect to the ownership, license and use of the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the HSI HERC Foreign ERB Trademarks, the HERC (HERTZ) US ERB Trademarks, the HERC (HERC) US ERB Trademarks, the THC (HERTZ) ERB Domains and the THC ERB Domains; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions
1.1    The “Equipment Rental Business” or “ERB” has the meaning given to such term in the Distribution Agreement.

1.2    “Interim Period” means a period of four (4) years commencing from the Effective Date of this Agreement.

1.3    “Other Intellectual Property” means any copyrights, trade dress, content, designs or other indicia and/or social media accounts and handles owned by THC and/or HSI that are already used or otherwise in the possession of HERC relating to the HERTZ and HERTZ-formative trademarks and logos in connection with the Equipment Rental Business.
2.    Terms of Transfer, License and Use
2.1.    HSI will retain ownership of the worldwide rights in and to the VRB Trademarks.
2.2    In the case of the HSI (HERTZ) Foreign ERB Trademarks:
2.2.1    HSI will retain ownership and will grant a royalty-free, non-exclusive license to HERC to use the HSI (HERTZ) Foreign ERB Trademarks (those foreign trademarks owned by HSI related to the ERB that incorporate the mark/name HERTZ) as set forth on Schedule A, for the Interim Period, outside the United States and Puerto Rico, as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement attached as Exhibit A. HERC shall immediately discontinue use of the HSI (HERTZ) Foreign ERB Trademarks upon expiration of the Interim Period, or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement.
2.3    In the case of the HSI (HERTZ) US ERB Trademarks:
2.3.1    HSI will retain ownership and will grant a royalty-free, non-exclusive, license to HERC to use the HSI (HERTZ) US ERB Trademarks (those US trademarks owned by HSI related to the ERB that incorporate the mark/name HERTZ) as set forth on Schedule B, for the Interim Period, in the United States and Puerto Rico, as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement attached as Exhibit A. HERC shall immediately discontinue use of the HSI (HERTZ) US ERB Trademarks upon expiration of the Interim Period, or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement.
2.4    In the case of the HSI HERC Foreign ERB Trademarks:
2.4.1    HSI will assign all right, title and interest in and to the HSI HERC Foreign ERB Trademarks (those foreign trademarks owned by HSI related to the ERB for the HERC trademarks)

as set forth on Schedule C to HERC as more fully set forth in the Trademark Assignment Agreements attached hereto as Exhibit B-1 (Canada) and Exhibit B-2 (all other foreign countries).
2.5    In the case of the HERC (HERTZ) US ERB Trademarks owned by HERC:
2.5.1    HERC will have the right to retain ownership and use of the HERC (HERTZ) US ERB Trademarks (those US trademarks owned by HERC related to the ERB that incorporate the mark/name HERTZ) as set forth on Schedule D for the Interim Period. HERC shall immediately discontinue use of the HERC (HERTZ) US ERB Trademarks and abandon or voluntarily withdraw or cancel any applications or registrations therefor upon expiration of the Interim Period as more fully set forth in the Coexistence Agreement attached hereto as Exhibit C and/or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement. The Parties shall cooperate to ensure that no confusion arises in the marketplace during the Interim Period, as more fully set forth in the Coexistence Agreement.
2.6    In the case of the HERC (HERC) US ERB Trademarks owned by HERC:
2.6.1    HERC shall retain ownership and the right to use the HERC (HERC) US ERB Trademarks (those US trademarks owned by HERC related to the ERB that do not incorporate the mark/name HERTZ) as set forth on Schedule E.

2.7.    In the case of the THC (HERTZ) ERB Domains owned by THC:

2.7.1    THC will retain ownership and will, subject to compliance with the terms of this Agreement, grant a royalty-free, non-exclusive license to HERC to use the THC (HERTZ) ERB Domains (those domains owned by THC related to the ERB that incorporate the mark/name HERTZ) as set forth on Schedule F, for the Interim Period, as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement. HERC shall immediately discontinue use of the THC (HERTZ) ERB Domains upon the expiration of the Interim Period or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement. HERC shall make certain that no THC (HERTZ) ERB Domains resolve to a website upon the expiration of the Interim Period or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement.

2.8    In the case of the THC ERB Domains owned by THC:

2.8.1    THC will assign all right, title and interest in and to the THC ERB Domains (those domains owned by THC related to the ERB that do not incorporate the mark/name HERTZ) as set forth on Schedule G to HERC and as more fully set forth in the Domain Name Assignment attached hereto as Exhibit D.

2.9    In the case of the use of the mark/name HERTZ in the company name Hertz Equipment Rental Corporation (HERC):

2.9.1    HSI will, subject to compliance with the terms of this Agreement, grant a royalty-free, non-exclusive worldwide license to HERC to use the mark/name HERTZ as part of company names for the Interim Period, as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement attached as Exhibit A. Notwithstanding anything to the contrary herein, HERC shall immediately discontinue use of the mark/name as part of its company name upon expiration of the Interim Period or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement. HERC shall take all steps to change the company name so as to not to include the mark/name HERTZ by the expiration of the Interim Period.

2.10    In the case of the Other Intellectual Property:

2.10.1    THC and/or HSI will retain ownership and will grant a royalty-free, non-exclusive license to HERC to use such Other Intellectual Property for the Interim Period, as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement attached as Exhibit A. HERC shall immediately discontinue use of the Other Intellectual Property upon expiration of the Interim Period, or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement.

2.11    With respect to the Parties’ use of the HERTZ and HERC trademarks worldwide:

2.11.1    With respect to HSI’s worldwide use of the VRB Trademarks incorporating the name/mark HERTZ and HERTZ-formative trademarks and designs and HERC’s use of the HERC trademarks (including HERC, HERC360 and other HERC-formative trademarks and designs) in connection with the ERB, the Parties shall cooperate to ensure that no confusion arises in the worldwide marketplace, as more fully set forth in the Coexistence Agreement attached hereto as Exhibit C.

2.12    Nothing in this Agreement or the other ancillary agreements thereto shall affect or limit the rights confirmed in the license effective April 1, 1998 between HSI and HERC, and the sublicense effective April 1, 1998 between HERC as Sub-Licensor and Matthews Equipment Limited and Hertz Canada Equipment Rental Partnership as Sub-Licensees, which remain in full force and effect, save and except that such license and sublicense shall not expire before the later of the expiration of the Interim Period or the final determination or resolution of the action pending as T-409-16 in the Federal Court of Canada (including any appeals thereof).

3.    Protection/Maintenance and Enforcement of HSI (HERTZ) Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks during Interim Period.

3.1    During the Interim Period, HSI shall take all necessary and reasonable actions to preserve and protect the validity of the HSI (HERTZ) Foreign ERB Trademarks, the HSI HERC Foreign ERB Trademarks and the HSI (HERTZ) US ERB Trademarks licensed to HERC and HSI shall continue to prosecute all applications and maintain any registrations therefor. HERC shall not take any action that would harm or jeopardize the licensed HSI (HERTZ) Foreign ERB Trademarks, the HSI HERC Foreign ERB Trademarks or HSI (HERTZ) US ERB Trademarks. HERC shall assist in such actions to the extent required and requested by HSI for establishing use of the HSI (HERTZ) Foreign ERB Trademarks, the HSI HERC Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks during the Interim Period. HSI shall also enforce the HSI (HERTZ) Foreign ERB Trademarks, the HSI HERC Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks during the Interim Period as more fully set forth in the Trademark, Trade Name, Domain and Related Rights License Agreement. HERC shall be responsible for reimbursing THC and/or HSI for all costs in connection with prosecuting all applications and maintaining in full force and effect all registrations for the HSI (HERTZ) Foreign ERB Trademarks, the HSI HERC Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks during the Interim Period.

4.    Ownership. The Parties acknowledge and affirm their respective rights in and to the relevant trademark and related rights subject to this Agreement and neither Party shall directly or indirectly attack, challenge or impair the title and related rights of the other Party during the Interim Period or any time thereafter. The Parties shall cooperate to protect, maintain and enforce all relevant trademark and related rights subject to this Agreement.

5.    Infringement and Indemnification.

5.1    Notice of Infringement. HERC shall promptly notify HSI of the use of any mark by any third party which HERC considers might be an infringement or passing off of any HERTZ or HERTZ-formative intellectual property used by or licensed to HERC pursuant to the terms hereof or the Trademark, Trade Name, Domain and Related Rights License Agreement. However, HSI shall have the sole right to decide whether or not proceedings shall be brought against such third parties. In the event that HSI decides that action should be taken against such third parties, HSI may take such action either in its own name or, alternatively, HSI may authorize HERC to initiate such action in HERC’s name. In any event, the Parties agree to cooperate fully with each other to the extent necessary to prosecute such action, all expenses being borne by the Party bringing such action and all damages which may be recovered being solely for the account of that Party.

5.2    Indemnification of HERC related to use of HERTZ trademark during the Interim Period. HSI shall defend, indemnify and hold HERC harmless against any and all claims, suits, actions or other proceedings whatsoever brought against HERC based on third-party claims of trademark infringement in connection with HERC’S use of the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the HERC (HERTZ) US ERB Trademarks and the Other Intellectual Property to the extent such claims, suits, actions or other proceedings are based upon use of the HERTZ element comprising a HSI (HERTZ) Foreign ERB Trademark, HSI (HERTZ) US ERB Trademark, HERC (HERTZ) US ERB Trademark or Other Intellectual Property during the Interim Period only and from claims of third parties against HERC or any of its affiliates stemming from HERTZ’s use of the HERTZ trademarks.

5.3    Indemnification of THC and HSI. Except as provided in Section 5.2, HERC shall defend, indemnify and hold THC, HSI, and their affiliates, and each of their officers, directors, agents, and employees harmless from and against all costs, expenses, taxes (including interest and penalties, and determined without regard to the tax attributes of any indemnitee) and losses (including reasonable attorney fees and costs) incurred from claims of third parties (including any taxing authority) against either THC, HSI or any of their affiliates stemming from any of the activities contemplated under this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement and HERC’s use of the HERC trademarks, including without limitation any transfers of rights and actions which relate in any way to the manufacture, distribution, sale or performance or promotion of the Foreign and US Licensed Products and Services (as defined in the Trademark, Trade Name, Domain and Related Rights License Agreement). This provision shall survive the expiration or earlier termination of this Agreement and the Trademark, Trade Name, Domain and Related Rights License Agreement.

5.4    Indemnity Procedure. All claims for indemnification under Section 5.2 and Section 5.3 and any other disputes that arise under this Agreement and the ancillary agreements exhibited hereto will be made in accordance with and governed by the procedures set forth in Article V of the Distribution Agreement.

6.    Insurance. HERC shall, throughout the term of this Agreement, obtain and maintain at its own cost and expense, from a qualified AAA-rated insurance company, a standard liability insurance and business interruption policy along with advertising injury protection, all of which must be acceptable to THC and HSI, and which must name THC and HSI as additional insureds. Such policy shall provide, in addition to other protection, protection against any and all claims, demands, and causes of action arising out of any act, omission, negligence or otherwise giving rise to a third party claim. The amount of coverage shall be a minimum of three million dollars ($3,000,000) combined single limit, with no deductible amount for each single occurrence for bodily injury and/or property damage. HERC shall provide for ten (10) days notice to THC and HSI in the event of any modification, cancellation or termination. HERC agrees to furnish THC and HSI Certificates of Insurance evidencing same within thirty (30) days after the execution of this Agreement. In no event shall HERC perform or promote the carry out the activities contemplated under this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement prior to receipt by THC and HSI of evidence of insurance.

7.    Confidentiality. Unless otherwise agreed to by the Parties or except as otherwise provided in this Agreement or the Distribution Agreement, any Confidential Information (as defined in the Distribution Agreement) furnished pursuant to this Agreement shall be subject to the confidentiality provisions and restrictions on disclosure set forth in Section 6.7 of the Distribution Agreement.

8.    Breach and Termination.

8.1    By THC or HSI upon Notice. In the event of a material breach of this Agreement or any of the ancillary agreements exhibited hereto, THC or HSI may notify HERC of such material breach and terminate this Agreement upon written notice. If HERC has not cured any such breach within thirty (30) days after HERC receives such notice, this Agreement shall automatically terminate without further notice. Notwithstanding the foregoing, if the nature of the breach is such that it cannot be cured, then this Agreement shall automatically terminate upon notice of termination by THC or HSI to HERC (without any opportunity to cure the breach).

8.2    By THC or HSI Immediately. THC or HSI shall have the right to immediately terminate this Agreement if HERC: (i) becomes insolvent, or (ii) files a petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against HERC and not dismissed within thirty (30) days, or (iii) makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy law, or (iv) discontinues its business, or (v) causes or suffers a receiver to be appointed for it or its business and such receiver has not been discharged within thirty (30) days after the date of appointment thereof

8.3    No Waiver. No refusal by either THC or HSI to terminate this Agreement in accordance this section will be deemed to be a waiver of such Party’s right to terminate upon any subsequent or future event by which such party has, or is provided with, the right to terminate this Agreement.

8.4    Effect of Termination. Termination of this Agreement shall not result in the termination of any provisions herein which by their nature are meant to survive termination (including any covenants herein related to discontinuation of use of licensed intellectual property and the indemnification provisions hereof), nor shall it relieve any Party of liability for breaches of the terms hereof prior to termination. For the avoidance of doubt, the Parties agree that in the event of termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement, Section 4.4 of the Trademark, Trade Name, Domain and Related Rights License Agreement contains additional provisions related to termination of licensed intellectual property pursuant to the terms hereof that shall apply as if contained herein.

9.    Non-Competition. During the Interim Period, neither HERC nor any of its affiliates or subsidiaries shall, directly or indirectly, engage in the business of renting or leasing cars, crossovers or light trucks (including sport utility vehicles and light commercial vehicles) in [any country in which THC or any of its affiliates or subsidiaries rents or leases cars, crossovers or light trucks (including sport utility vehicles and light commercial vehicles) as of the date of this Agreement] without THC’s prior written consent, except to the extent materially consistent in type and scope with HERC’s operations immediately prior to the date of this IPA. This provision shall survive the expiration or earlier termination of this Agreement.

10.    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

11.    Notices.

11.1    All notices or other communications required to be sent or given under this Agreement or any ancillary agreement exhibited hereto will be in writing and will be delivered personally, by commercial overnight courier, by facsimile or by electronic mail, directed to the addresses set forth below. Notices are deemed properly given as follows: (a) if delivered personally, on the date delivered, (b) if delivered by a commercial overnight courier, one (1) business day after such notice is sent, and (c) if delivered by facsimile or electronic mail, on the date of transmission, with confirmation of transmission; provided, however, that if the notice is sent by facsimile or electronic mail, the notice must be followed by a copy of the notice being delivered by a means provided in (a) or (b):

If THC, to:

8501 Williams Road
Estero, Florida 33928
Attn: General Counsel
Fax: (866) 888-3765
E-mail: rfrecker@hertz.com

If HSI, to:

8501 Williams Road
Estero, Florida 33928
Attn: General Counsel
Fax: (866) 888-3765
E-mail: rfrecker@hertz.com

If HERC, to:

27500 Riverview Center Blvd.
Bonita Springs, Florida 34135
Attn: Chief Legal Officer
Fax: [(___) ___-_____]
E-mail: mwaryjas@hertz.com

12.    Miscellaneous.

12.1    Authority. Each Party represents, warrants, and agrees that its corporate officers executing the Agreement have been duly authorized and empowered to do so.

12.2    Assignment. HERC may not assign, transfer, sublicense or delegate any of its rights hereunder or delegate its obligations hereunder without the prior written consent of HSI, and any such purported assignment, transfer, sublicense or delegation, in the absence of such consent, shall be void and without effect.

12.3    Entire Understanding/Amendment. This Agreement, the agreements exhibited hereto, the Distribution Agreement and the Ancillary Agreements (as defined in the Distribution Agreement) set forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment of this Agreement, the same must be in writing, signed by all Parties hereto.

12.4    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all successors and assigns of the Parties (including by way of merger or sale of all or substantially all assets), subject to the restrictions on assignment set forth herein.

12.5    No Waiver. Except as otherwise provided in this Agreement, neither Party waives any rights under this Agreement by delaying or failing to enforce such rights. No waiver by any Party of any breach or default hereunder shall be deemed to be a waiver of any subsequent breach or default. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.

12.6    Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or other authoritative body, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

12.7    Relationship of Parties. Each Party shall act as an independent contractor in carrying out its obligations under this Agreement. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the Parties and neither Party by virtue of this Agreement shall have the right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

12.8    Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

12.9    Exhibits/Schedules. All exhibits and schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

12.10    Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

12.12.    Conflict. In the event of a conflict between the terms and conditions of this Agreement and any ancillary agreement exhibited hereto, the terms and conditions of this Agreement will control.

12.13    Third Party Beneficiaries. Except as otherwise provided hereunder in Section 5.2 and Section 5.3 with respect to indemnified parties, nothing contained in this Agreement shall be construed to create any third-party beneficiary rights in any individual.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

THE HERTZ CORPORATION

By:___________________
Name:________________
Title: _________________

HERTZ SYSTEM, INC.

By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

By:
Name:_________________
                    Title: __________________

SCHEDULE A

HSI (HERTZ) FOREIGN ERB TRADEMARKS

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Afghanistan	HERTZ	HERTZ SYSTEM, INC.	173	11333	07, 37
Afghanistan	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	174	11334	07, 37
Afghanistan	HERTZ	HERTZ SYSTEM, INC.		20	35
Argentina	HERTZ	HERTZ SYSTEM, INC.		1945826	39
Argentina	HERTZ	HERTZ SYSTEM, INC.	2166231	2397483	7
Argentina	HERTZ	HERTZ SYSTEM, INC.	2166232	2397482	37
Argentina	HERTZ	HERTZ SYSTEM, INC.		2109521	12
Australia	HERTZ	HERTZ SYSTEM, INC.	328555	328555	39
Australia	HERTZ	HERTZ SYSTEM, INC.		441195	39
Australia	HERTZ	HERTZ SYSTEM, INC.	1540428	1540428	07, 37
Australia	HERTZ SYSTEM	HERTZ SYSTEM, INC.	B 191212	191212	16
Bahrain	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	112/91	SM 865	37
Bahrain	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	113/91	SM866	39
Bahrain	HERTZ IN BLACK SQUARE (DEVICE)	HERTZ SYSTEM, INC.		SM360	39
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	79498		16
Bangladesh	HERTZ	HERTZ SYSTEM, INC.		9425	12
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	114082		37
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	114081	114081	39
Benelux	HERTZ LEASE	HERTZ SYSTEM, INC.	956699	676262	16, 36, 37, 39
Benelux	HERTZ	HERTZ SYSTEM, INC.	533361	38548	06, 09, 12, 14, 16, 20, 21, 25, 26, 34
Benelux	HERTZ LEASING	HERTZ SYSTEM, INC.	706449	155445	36, 39
BES Islands	HERTZ	HERTZ SYSTEM, INC.	2803	2803	12, 16, 25, 37, 39
BES Islands	HERTZ	HERTZ SYSTEM, INC.	2802	2802	07, 37, 39
Brazil	HERTZ	HERTZ SYSTEM, INC.		810000598	7.10
Brazil	HERTZ	HERTZ SYSTEM, INC.	810550679	810550679	40.20
Brazil	HERTZ	HERTZ SYSTEM, INC.	813330939	813330939	39
Brazil	HERTZ	HERTZ SYSTEM, INC.	813330920	813330920	36
Brazil	HERTZ	HERTZ SYSTEM, INC.		4503074	37
Brazil	HERTZ	HERTZ SYSTEM, INC.		200059564	39
Canada	HERTZ	HERTZ SYSTEM, INC.	785792	507733
Canada	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1003295	535889
Canada	HERTZ RÉCOMPENSES OR PLUS	HERTZ SYSTEM, INC.	1580366	TMA904303
Canada	HERTZ SERVICE PUMP & COMPRESSOR	HERTZ SYSTEM, INC.	1648494

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Canada	HERTZ	HERTZ SYSTEM, INC.		103505
Chile	HERTZ	HERTZ SYSTEM, INC.		816318	12
Chile	HERTZ	HERTZ SYSTEM, INC.		736995	9
Chile	HERTZ	HERTZ SYSTEM, INC.	421967	850410	7
Chile	HERTZ	HERTZ SYSTEM, INC.	421968	850350	37
Chile	HERTZ	HERTZ SYSTEM, INC.		780876	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	2000009775	1539809	39
China (PRC)	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	2000010657	1569962	12
China (PRC)	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	2000010658	1544848	16
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	135587	135587	12
China (PRC)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	93065294	770272	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5045278	5045278	16
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5045277	5045277	25
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5543674	5543674	36
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5580185	5580185	37
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5543690	5543690	39
China (PRC)	HERTZ (HE ZI) in Chinese Characters in Color (Yellow)	HERTZ SYSTEM, INC.	5543689	5543689	39
China (PRC)	HE SHI in Chinese Characters	HERTZ SYSTEM, INC.	5543688	5543688	39
China (PRC)	HERTZ LEASING in Chinese Characters	HERTZ SYSTEM, INC.	5543673	5543673	36
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5580186	5580186	37
China (PRC)	HERTZ in Colors (Yellow & Black)	HERTZ SYSTEM, INC.	5543686	5543686	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5543672	5543672	36
China (PRC)	HE SHI in Chinese Characters in Color (Yellow & Black)	HERTZ SYSTEM, INC.	5543685	5543685	39
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6224241	6224241	37
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6224240	6224240	39
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6286168	6286168	39
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6293475	6293475	37
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6554419	6554419	7
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6554418	6554418	7
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8016265	8016265	7

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8083562	8083562	37
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8083561	8083561	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	8083563	8083563	7
Colombia	HERTZ	HERTZ SYSTEM, INC.		79240	39
Colombia	HERTZ	HERTZ SYSTEM, INC.	98043223	216689	7
Colombia	HERTZ	HERTZ SYSTEM, INC.	98043872	216160	37
Colombia	HERTZ	HERTZ SYSTEM, INC.		73852	16
Costa Rica	HERTZ	HERTZ SYSTEM, INC.		19971/58904	12
Costa Rica	HERTZ	HERTZ SYSTEM, INC.	NONE	81043/79005	39
Costa Rica	HERTZ	HERTZ SYSTEM, INC.	1998-0005702	112308/16639	7
Costa Rica	HERTZ	HERTZ SYSTEM, INC.		112307	37
Curacao	HERTZ	HERTZ SYSTEM, INC.		3717	12, 16, 25, 37, 39
Curacao	HERTZ	HERTZ SYSTEM, INC.	NONE	3270	07, 37, 39
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.	2003-11991	135067	39
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		10393	25
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		101337	70
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		100651	70
El Salvador	HERTZ	HERTZ SYSTEM, INC.		5750 BOOK 23	12
El Salvador	HERTZ	HERTZ SYSTEM, INC.	NONE	141 BOOK 20	39
El Salvador	HERTZ	HERTZ SYSTEM, INC.	11998004847	62 BOOK 120	7
El Salvador	HERTZ	HERTZ SYSTEM, INC.	11998004829	247 BOOK 111	37
Eritrea	HERTZ	HERTZ SYSTEM, INC.	NONE	NONE
European Community	HERTZ	HERTZ SYSTEM, INC.	2293512	2293512	35, 36, 39
European Community	HERTZ	HERTZ SYSTEM, INC.	37465	37465	12, 37, 39
European Community	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	37390	37390	12, 37, 39
European Community	HERTZ With Dropped Shadow	HERTZ SYSTEM, INC.	37721	37721	12, 37, 39
European Community	HERTZ	HERTZ SYSTEM, INC.	108159	108159	07, 16
France	HERTZ EQUIPEMENT	HERTZ SYSTEM, INC.	98712893	98712893	07, 37
France	HERTZ	HERTZ SYSTEM, INC.		1299376	39
Guatemala	HERTZ	HERTZ SYSTEM, INC.		11047	12
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5541/91	69259	39
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5812/98	98206	7
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5813/98	101236	37
Honduras	HERTZ	HERTZ SYSTEM, INC.		8570	12
Honduras	HERTZ	HERTZ SYSTEM, INC.		141	39
Honduras	HERTZ	HERTZ SYSTEM, INC.	9243/98	75404	7
Honduras	HERTZ	HERTZ SYSTEM, INC.	9242/98	5475	37
Hong Kong	HERTZ	HERTZ SYSTEM, INC.		B1280/1968	16

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	7956/89	1798/1993	7
Hong Kong	HERTZ EQUIPMENT RENTAL & DESIGN	HERTZ SYSTEM, INC.	7957/89	4884/1993	7
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	9101/92	1771/1994	39
Hong Kong	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	9102/92	5274/1993	39
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	9795/98	199907839	37
Hong Kong	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	300934290	300934290	37, 39
Hong Kong	HERTZ EQUIPMENT RENTAL in Chinese Characters (Series of 2)	HERTZ SYSTEM, INC.	300958942	300958942	37, 39
Hong Kong	HERTZ	HERTZ SYSTEM, INC.		B 1279/1968	12
Iceland	HERTZ	HERTZ SYSTEM, INC.	569/2003	357/2003	36, 39
Iceland	HERTZ IN RECTANGLE	HERTZ SYSTEM, INC.	144/1967	62/1969	39
India	HERTZ	HERTZ SYSTEM, INC.	1238957	1238957	37, 39
India	HERTZ	HERTZ SYSTEM, INC.		371547B	12
India	HERTZ	HERTZ SYSTEM, INC.	371548B	371548	16
India	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1590404	1590404	37, 39
India	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1648494	1648494	7
Indonesia	HERTZ	HERTZ SYSTEM, INC.	NONE	IDM00040192	37
Iran (Islamic Republic of)	HERTZ	HERTZ SYSTEM, INC.		18041	12, 37, 39
Iraq	HERTZ & Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.	45076	45076	07, 37
Iraq	HERTZ	HERTZ SYSTEM, INC.	45513		12, 39
Iraq	HERTZ	HERTZ SYSTEM, INC.			07, 37
Iraq	HERTZ in Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.			07, 37
Iraq	HERTZ in Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.			39
Ireland	HERTZ	HERTZ SYSTEM, INC.	6348/89	137460	7
Israel	HERTZ	HERTZ SYSTEM, INC.	236694	236694	07, 37
Israel	HERTZ	HERTZ SYSTEM, INC.		25820	39
Italy	HERTZ	HERTZ SYSTEM, INC.	RM1971C035119	302011901977764	36, 37, 39, 42
Jamaica	HERTZ	HERTZ SYSTEM, INC.	43590	43590	39
Jamaica	HERTZ	HERTZ SYSTEM, INC.	17430	17430	12
Jamaica	HERTZ	HERTZ SYSTEM, INC.	7/546	32738	7
Jamaica	HERTZ	HERTZ SYSTEM, INC.		12879	16
Japan	HERTZ & HERTZ in Katakana	HERTZ SYSTEM, INC.	35605/2001	4551615	16
Japan	HERTZ	HERTZ SYSTEM, INC.	33337/88	2366618	12
Japan	HERTZ	HERTZ SYSTEM, INC.	250151/92	3059707	39
Japan	HERTZ IN KATAKANA	HERTZ SYSTEM, INC.	250152/92	3059708	39
Japan	HERTZ JAPAN	HERTZ SYSTEM, INC.	100201/92	3001240	39
Japan	HERTZ	HERTZ SYSTEM, INC.	125221/94	4097151	16
Japan	HERTZ	HERTZ SYSTEM, INC.	2008-73644	5429774	07, 37, 39, 40, 43, 45

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Japan	HERTZ IN KATAKANA	HERTZ SYSTEM, INC.	2008-73645	5429775	07, 37, 39, 40, 43, 45
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	59837	37
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	59836	39
Jordan	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	NONE	59991	37
Jordan	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	NONE	59835	39
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	72580	12
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29036	29036	7
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29887	29887	12
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29888	29888	16
Kiribati	HERTZ	HERTZ SYSTEM, INC.	NONE	3026	37
Kiribati	HERTZ	HERTZ SYSTEM, INC.	NONE	3006	39
Kuwait	HERTZ	HERTZ SYSTEM, INC.	25127	25174	12
Kuwait	HERTZ	HERTZ SYSTEM, INC.	25128	25175	16
Kuwait	HERTZ	HERTZ SYSTEM, INC.	32721	30390	39
Lebanon	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	332/165617	105941	37, 39
Lebanon	HERTZ	HERTZ SYSTEM, INC.	109241	109241	39
Libya	HERTZ	HERTZ SYSTEM, INC.	4006		37
Libya	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	4007		37
Libya	HERTZ	HERTZ SYSTEM, INC.	4008		39
Libya	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	4009		39
Malaysia	HERTZ	HERTZ SYSTEM, INC.		306/83	7
Malaysia	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	83/00305	83/00305	7
Malaysia	HERTZ	HERTZ SYSTEM, INC.	18442/97	18442/97	39
Malaysia	HERTZ	HERTZ SYSTEM, INC.	9778/98	9778/98	37
Malaysia (Malaya Peninsula)	HERTZ	HERTZ SYSTEM, INC.	M/75756	M/75756	12
Malaysia (Malaya Peninsula)	HERTZ	HERTZ SYSTEM, INC.		M/75757	16
Malaysia (Sabah)	HERTZ	HERTZ SYSTEM, INC.	19707	S/19707	12
Malaysia (Sabah)	HERTZ	HERTZ SYSTEM, INC.		S/19706	16
Malaysia (Sarawak)	HERTZ	HERTZ SYSTEM, INC.		R/014946	12
Malaysia (Sarawak)	HERTZ	HERTZ SYSTEM, INC.		R/014945	16
Maldives	HERTZ	HERTZ SYSTEM, INC.		NONE	37, 39
Mexico	HERTZ	HERTZ SYSTEM, INC.		202537	16
Mexico	HERTZ	HERTZ SYSTEM, INC.	1070837	1247629	7
Mexico	HERTZ	HERTZ SYSTEM, INC.	1070836	1230689	37
Mexico	HERTZ	HERTZ SYSTEM, INC.	M112563	117316	39

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Mongolia	HERTZ	HERTZ SYSTEM, INC.		208	39
Mongolia	HERTZ	HERTZ SYSTEM, INC.	12377	11032	07, 37
Mongolia	HERTZ transliteration in Mongolian	HERTZ SYSTEM, INC.	12428	11352	07, 37
Morocco	HERTZ	HERTZ SYSTEM, INC.	63466	63466	07, 37
Morocco	HERTZ	HERTZ SYSTEM, INC.		66790	11
New Zealand	HERTZ	HERTZ SYSTEM, INC.	55852	B 55852	12
New Zealand	HERTZ	HERTZ SYSTEM, INC.	B182512	182512	39
Nicaragua	HERTZ	HERTZ SYSTEM, INC.		9604	12
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	NONE	23401 CC	39
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	2914/98	R41162CC	7
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	2915/98	41171CC	37
Norway	HERTZ	HERTZ SYSTEM, INC.		46518	12
Norway	HERTZ	HERTZ SYSTEM, INC.	6568/98	194827	07, 37
Norway	HERTZ	HERTZ SYSTEM, INC.	93297	73553	39
Oman	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	5758	5758	37
Oman	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	5759	5759	39
Oman	HERTZ	HERTZ SYSTEM, INC.	41033	41033	39
Pakistan	HERTZ	HERTZ SYSTEM, INC.	194504	194504	37
Pakistan	HERTZ	HERTZ SYSTEM, INC.	194450	194450	39
Pakistan	HERTZ	HERTZ SYSTEM, INC.	139442	139442	16
Pakistan	HERTZ	HERTZ SYSTEM, INC.	28499	28499	12
Palau	HERTZ	HERTZ SYSTEM, INC.		NONE	37, 39
Panama	HERTZ	HERTZ SYSTEM, INC.		8111	39
Panama	HERTZ	HERTZ SYSTEM, INC.		32832	39
Panama	HERTZ	HERTZ SYSTEM, INC.	95805	95805	7
Panama	HERTZ	HERTZ SYSTEM, INC.	95806	95806	37
Panama	HERTZ	HERTZ SYSTEM, INC.		10638	12
Peru	HERTZ	HERTZ SYSTEM, INC.		5977	39
Peru	HERTZ	HERTZ SYSTEM, INC.		41597	16
Peru	HERTZ	HERTZ SYSTEM, INC.	199846	9959	39
Peru	HERTZ	HERTZ SYSTEM, INC.	66874	49569	7
Peru	HERTZ	HERTZ SYSTEM, INC.	66875	15875	37
Portugal	HERTZ-EQUIPAMENTOS	HERTZ SYSTEM, INC.	410788	410788	37, 39
Portugal	HERTZE-CLIENT	HERTZ SYSTEM, INC.	410789	410789	37, 39
Portugal	HERTZ-ECLIENT	HERTZ SYSTEM, INC.	422093	422093	37, 39
Puerto Rico	HERTZ	HERTZ SYSTEM, INC.	NONE	7783	105
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	8682	8682	37
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	8683	8683	39
Qatar	HERTZ	HERTZ SYSTEM, INC.	93209		7
Qatar	HERTZ	HERTZ SYSTEM, INC.	93210		37
Qatar	HERTZ	HERTZ SYSTEM, INC.	93211		39
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	93212		7
Saint Maarten	HERTZ	HERTZ SYSTEM, INC.		3717	12, 16, 25, 37, 39

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Saint Maarten	HERTZ	HERTZ SYSTEM, INC.	NONE	3720	07, 37, 39
Saudi Arabia	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	14037	248/61	37
Saudi Arabia	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	14036	248/89	39
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	108333	908/14	39
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134949	1080/90	7
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134950	1080/91	12
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134951	1103/89	16
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134952	1077/25	37
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134944	1094/82	7
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134945	1080/89	12
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134946	1094/73	16
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134947	1101/10	37
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134948	1105/93	39
Singapore	HERTZ	HERTZ SYSTEM, INC.		T7875606Z	12
Singapore	HERTZ	HERTZ SYSTEM, INC.		T7875607H	16
Singapore	HERTZ	HERTZ SYSTEM, INC.	2684/85	T8502684E	7
Singapore	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	2690/85	T8502690Z	7
Singapore	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	2689/85	T8502689F	12
Singapore	HERTZ	HERTZ SYSTEM, INC.	1623/91	T91/1623F	37
Singapore	HERTZ	HERTZ SYSTEM, INC.	1650/91	T9101650C	39
South Africa	HERTZ	HERTZ SYSTEM, INC.	0098/72	0098/72	39
South Africa	HERTZ	HERTZ SYSTEM, INC.	B2585/65	B2585/65	16
South Korea	HERTZ in Korean Characters	HERTZ SYSTEM, INC.	3393/90	16098	39
South Korea	HERTZ & Korean Characters	HERTZ SYSTEM, INC.	2000-1	484128	25
South Korea	HERTZ in Korean Characters	HERTZ SYSTEM, INC.	45-2008-0003818	45-0031699	07, 37
South Korea	HERTZ	HERTZ SYSTEM, INC.	45-2008-0003817	45-0061698	07, 37
South Korea	HERTZ	HERTZ SYSTEM, INC.		118	39
Spain	HERTZ ALQUILER DE MAQUINARIA & DEVICE	HERTZ SYSTEM, INC.	2569279	2569279	37
Spain	Hertz (Stylized) Plant Services (in Color)	HERTZ SYSTEM, INC.	2754245	2754245	37
Syria	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	42632	21515	37, 39
Syria	HERTZ	HERTZ SYSTEM, INC.	303679	112500	39
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.		378540	56
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	78/14028	470431	82
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	78/14029	470528	82

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	87036124	113614	37
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	97042374	1416353	7
Taiwan (R.O.C.)	HERTZ in Chinese Characters	HERTZ SYSTEM, INC.	97042372	1393391	07, 37, 39, 40, 43
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	101034719	1565065	37, 39
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	101034715	1564340	39
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	103006776	1682823	07, 12, 16
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	103007016	1691497	07, 12, 16
Taiwan (R.O.C.)	HERTZ in Chinese Characters	HERTZ SYSTEM, INC.	103006777		07, 37, 39, 40
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.		34223	66
Thailand	HERTZ	HERTZ SYSTEM, INC.	88169	279254/KOR25617	12
Thailand	HERTZ	HERTZ SYSTEM, INC.	88170	279255/KOR25618	16
Thailand	HERTZ	HERTZ SYSTEM, INC.	134820	253527/KOR10567	7
Thailand	HERTZ	HERTZ SYSTEM, INC.	255950	255950/BOR1663	39
Thailand	HERTZ	HERTZ SYSTEM, INC.	367492	367492/BOR8554	37
Tonga	HERTZ	HERTZ SYSTEM, INC.	TO/M/13/02752	2264	37, 39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.		B 10503	39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.	24504	24504	39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.	28577	28577	07, 37
Turkey	HERTZ	HERTZ SYSTEM, INC.	1999/4976	209087	07, 12, 16, 37
Turkey	HERTZ	HERTZ SYSTEM, INC.		129382	12, 16
Tuvalu	HERTZ	HERTZ SYSTEM, INC.		1506	37
Tuvalu	HERTZ	HERTZ SYSTEM, INC.		1507	39
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	2737	1504	39
United Arab Emirates	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	2738	1511	39
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118882	125998	7
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118885	126002	12
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118887	126003	16
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118889	126270	37
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118876	125999	7

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118877	126000	12
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118878	126001	16
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118879	126269	37
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118880	126267	39
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	1036020	1036020	16
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	1275171	1275171	39
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482000	1482000	12
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482001	1482001	16
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482002	1482002	39
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	2539261	2539261	37
Uruguay	HERTZ	HERTZ SYSTEM, INC.		398787	12
Uruguay	HERTZ	HERTZ SYSTEM, INC.	305991	393448	07, 37
Uruguay	HERTZ	HERTZ SYSTEM, INC.		400780	39
Uzbekistan	HERTZ in Cyrillic (Version 5)	HERTZ SYSTEM, INC.	MGU 20000848	MGU 11471	39
Venezuela	HERTZ	HERTZ SYSTEM, INC.		31564F	12
Venezuela	HERTZ	HERTZ SYSTEM, INC.		107915-F	7
Venezuela	HERTZ	HERTZ SYSTEM, INC.		17611 D	37
Venezuela	HERTZ	HERTZ SYSTEM, INC.	4566/95	S004296	39
Vietnam	HERTZ	HERTZ SYSTEM, INC.	1881	1803	39
Vietnam	HERTZ	HERTZ SYSTEM, INC.	1778/92	8374	12, 16
Vietnam	HERTZ	HERTZ SYSTEM, INC.	4-2008-16233	132291	07, 37
Vietnam	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	4-2008-16234	145524	07, 37
Yemen, Republic of (TM)	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	7088	7656	37
Yemen, Republic of (TM)	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	7089	7657	39
Yemen, Republic of (TM)	HERTZ	HERTZ SYSTEM, INC.	12530	10018	37
Yemen, Republic of (TM)	HERTZ	HERTZ SYSTEM, INC.	12835	10250	39

SCHEDULE B

HSI (HERTZ) US ERB TRADEMARKS

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United States	HERTZ Stylized on Yellow Trapezoid (Streamline)	HERTZ SYSTEM, INC.	86288666	4691285	39
United States	HERTZ	HERTZ SYSTEM, INC.	78240462	2830130	16
United States	HERTZ	HERTZ SYSTEM, INC.	71657133	614123	39
United States	Hertz With Stippling & Dropped Shadow	HERTZ SYSTEM, INC.	74150193	1733621	39
United States	Hertz in Yellow Horizontal Strip	HERTZ SYSTEM, INC.	76702523	4292510	39
United States	Hertz in Yellow Vertical Strip	HERTZ SYSTEM, INC.	76702521	4292509	39
United States	Hertz in Yellow Rounded Rectangle	HERTZ SYSTEM, INC.	76702520	4295844	39
United States	Hertz (Stylized)	HERTZ SYSTEM, INC.	73360120	1230391	39

SCHEDULE C

HSI HERC FOREIGN ERB TRADEMARKS

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Afghanistan	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1815	14689	07, 37
Canada	HERC	HERTZ SYSTEM, INC.	Common Law
Canada	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1611380	TMA927410
Canada	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1694002
Canada	HercRentals Logo (black/white)	HERTZ SYSTEM, INC.	1765184
Chile	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1044535	1156290	7
Chile	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1044521	1090034	37
China (PRC)	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	12165794	12165794	7
China (PRC)	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	12165793	12165793	37
Colombia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	13029419	495119	7
Colombia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	13029414	495118	37
European Community	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	11517381	11517381	07, 37
Panama	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	220338-01	220338-01	07, 37
Saudi Arabia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	191672		7
Saudi Arabia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	191673		37
Turkey	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	2013/09663	2013/09663	07, 37
United Arab Emirates	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	185989	185989	7
United Arab Emirates	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	185991	185991	37

SCHEDULE D

HERC (HERTZ) US ERB Trademarks

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United States	HERTZ SERVICE PUMP & COMPRESSOR	HERTZ EQUIPMENT RENTAL CORPORATION	86095047	4571223	35, 37
United States	HERTZ	HERTZ EQUIPMENT RENTAL CORPORATION	72145695	750300	42
United States	HERTZ EQUIPMENT RENTAL	HERTZ EQUIPMENT RENTAL CORPORATION	75007011	2013590	37
Puerto Rico	HERTZ EQUIPMENT RENTAL	HERTZ EQUIPMENT RENTAL CORPORATION	43019	43019	37

SCHEDULE E

HERC (HERC) US ERB TRADEMARKS

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United States	WHEN THE JOB REQUIRES MORE THAN A TOOLBELT	HERTZ EQUIPMENT RENTAL CORPORATION	86548595		37
United States	SERVICE PUMP & COMPRESSOR	HERTZ EQUIPMENT RENTAL CORPORATION	76527078	3052099	35, 37
United States	Propeller Design in Concentric Circles & Lines	HERTZ EQUIPMENT RENTAL CORPORATION	76527063	3131552	35, 37
United States	HERC	HERTZ EQUIPMENT RENTAL CORPORATION	73826866	1609358	37
United States	E-SERVICES PROGRAM	HERTZ EQUIPMENT RENTAL CORPORATION	77575557	3895655	35
United States	E-SERVICES PROGRAM	HERTZ EQUIPMENT RENTAL CORPORATION	77980685	3960620	37, 40
United States	E-SP	HERTZ EQUIPMENT RENTAL CORPORATION	77575567	4080388	35, 37, 40
United States	HERC 360 in Concentric Bolt Like Circles	HERTZ EQUIPMENT RENTAL CORPORATION	85831633	4492377	37
United States	HERC READY FINANCE	HERTZ EQUIPMENT RENTAL CORPORATION	85915696	4477274	36

SCHEDULE F

THC (HERTZ) ERB DOMAINS

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	cehertzequipement-ouestsudouest.com	2016-12-24	registered locked	Auto Renewal	.com
HERC	hertzservicepump.ca	2016-05-27	registered locked	Auto Renewal	.ca
HERC	hertsequip.com	2016-11-20	registered locked	Auto Renewal	.com
HERC	hertzservicepump.com	2017-02-22	registered locked	Auto Renewal	.com
HERC	hertz.equipment		closed	Auto Renewal	.equipment
HERC	hertztrenchservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzaerial.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzaerialservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzeequip.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzusedequipment.com	2016-12-12	registered locked	Auto Renewal	.com
HERC	hertzeequip.com	2016-07-21	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzeequip.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzusedequipment.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzeequip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzusedequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzenergy.com	2016-07-09	registered locked	Auto Renewal	.com
HERC	htzpartners.com	2016-08-30	registered locked	Auto Renewal	.com
HERC	hertzenergyservices.ca	2017-02-17	registered locked	Auto Renewal	.ca
HERC	赫兹设备.cn - Hertz Equipment .cn
HERC	hertzenergyservices.cn	2016-03-25	registered locked	Auto Renewal	.cn
HERC	赫兹设备.中国 - Hertz Equipment. China
HERC	hertzenergyservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	赫兹设备租赁.cn - Hertz Equipment Rental .cn
HERC	hertzenergyservices.es	2017-02-17	registered locked	Auto Renewal	.es
HERC	赫兹设备租赁.中国 - Hertz Equipment Rental China.
HERC	hertzenergyservices.fr	2017-02-17	registered locked	Auto Renewal	.fr
HERC	hertzenergyservices.it	2016-04-23	registered locked	Auto Renewal	.it
HERC	hertzenergyservices.net	2017-02-17	registered locked	Auto Renewal	.net
HERC	hertzenergyservices.us	2017-02-16	registered locked	Auto Renewal	.us
HERC	hertzentertainment.com	2016-03-12	registered locked	Auto Renewal	.com
HERC	hertzentertainmentservices.biz	2016-05-10	registered locked	Auto Renewal	.biz
HERC	hertzentertainmentservices.ca	2016-05-12	registered locked	Auto Renewal	.ca
HERC	hertzentertainmentservices.co.nz	2016-05-13	registered locked	Auto Renewal	.co.nz
HERC	hertzentertainmentservices.co.uk	2016-05-11	registered locked	Auto Renewal	.co.uk

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzentertainmentservices.com	2016-05-11	registered locked	Auto Renewal	.com
HERC	hertzentertainmentservices.com.au	2017-05-12	registered locked	Auto Renewal	.com.au
HERC	hertzentertainmentservices.es	2016-05-11	registered locked	Auto Renewal	.es
HERC	hertzentertainmentservices.fr	2016-05-12	registered locked	Auto Renewal	.fr
HERC	hertzentertainmentservices.info	2016-05-11	registered locked	Auto Renewal	.info
HERC	hertzentertainmentservices.net	2016-05-11	registered locked	Auto Renewal	.net
HERC	hertzentertainmentservices.org	2016-05-11	registered locked	Auto Renewal	.org
HERC	hertzentsvs.com	2016-04-20	registered locked	Auto Renewal	.com
HERC	hertzeqip.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzeqip.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzeqip.com	2016-11-15	registered locked	Auto Renewal	.com
HERC	hertzeqip.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzeqip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzeqip.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequip.af	2016-03-26	registered locked	Auto Renewal	.af
HERC	hertzequip.asia	2016-06-05	registered locked	Auto Renewal	.asia
HERC	hertzequip.ca	2016-07-07	registered locked	Auto Renewal	.ca
HERC	hertzequip.cc	2016-06-05	registered locked	Auto Renewal	.cc
HERC	hertzequip.cn	2012-10-10	closed	Auto Renewal	.cn
HERC	hertzequip.cn	2016-10-10	registered locked	Auto Renewal	.cn
HERC	hertzequip.cnkeyword	2016-06-17	registered locked	Auto Renewal	.cnkeyword
HERC	hertzequip.com	2016-09-10	registered locked	Auto Renewal	.com
HERC	hertzequip.com.cn	2016-10-10	registered locked	Auto Renewal	.com.cn
HERC	hertzequip.com.cn	2012-10-10	closed	Auto Renewal	.com.cn
HERC	hertzequip.com.pl	2017-02-08	registered unlocked	Auto Renewal	.com.pl
HERC	hertzequip.com.sa	2016-09-28	registered locked	Auto Renewal	.com.sa
HERC	hertzequip.com.tw	2016-06-23	registered locked	Auto Renewal	.com.tw
HERC	hertzequip.es	2016-05-28	registered locked	Auto Renewal	.es
HERC	hertzequip.fr	2017-02-17	registered locked	Auto Renewal	.fr
HERC	hertzequip.hk	2016-06-06	registered locked	Auto Renewal	.hk
HERC	hertzequip.in	2016-06-23	registered locked	Auto Renewal	.in
HERC	hertzequip.mx	2016-05-26	registered locked	Auto Renewal	.mx
HERC	hertzequip.name	2016-06-05	registered locked	Auto Renewal	.name
HERC	hertzequip.net	2016-06-23	registered locked	Auto Renewal	.net
HERC	hertzequip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequip.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequip.pl	2017-02-08	registered locked	Auto Renewal	.pl
HERC	hertzequip.qa	2016-08-14	registered locked	Auto Renewal	.qa
HERC	hertzequip.travel	2016-10-08	registered locked	Auto Renewal	.travel
HERC	hertzequip.tv	2016-10-09	registered locked	Auto Renewal	.tv
HERC	hertzequip.tw	2016-06-05	registered locked	Auto Renewal	.tw
HERC	hertz-equipamentos.pt	2016-07-01	registered locked	Auto Renewal	.pt
HERC	hertzequipauctions.com	2016-07-06	registered locked	Auto Renewal	.com
HERC	hertz-equipement.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertz-equipement.com	2017-01-04	registered locked	Auto Renewal	.com
HERC	hertz-equipement.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertz-equipement.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzequipment.ca	2016-07-13	registered locked	Auto Renewal	.ca
HERC	hertzequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipment.com	2016-03-19	registered locked	Auto Renewal	.com
HERC	hertz-equipment.com	2016-10-24	registered locked	Auto Renewal	.com
HERC	hertzequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipment.fr	2016-05-30	registered locked	Auto Renewal	.fr
HERC	hertzequipment.net	2016-11-12	registered locked	Auto Renewal	.net
HERC	hertzequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipment.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequipmentrental.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipmentrental.com	2016-05-24	registered locked	Auto Renewal	.com
HERC	hertzequipmentrental.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipmentrental.com.vn	2016-07-21	registered locked	Auto Renewal	.com.vn
HERC	hertzequipmentrental.net	2016-09-24	registered locked	Auto Renewal	.net
HERC	hertzequipmentrental.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipmentrental.vn	2016-07-21	registered locked	Auto Renewal	.vn
HERC	hertzequipmentrental.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	hertzequipmentrentalcleveland.com	2016-05-16	registered locked	Auto Renewal	.com
HERC	hertzequipmentrentals.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipmentrentals.com	2016-12-21	registered locked	Auto Renewal	.com
HERC	hertzequipmentrentals.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipmentrentals.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipmentsales.com	2016-09-12	registered locked	Auto Renewal	.com
HERC	hertzequiprentals.ca	2016-03-01	registered locked	Auto Renewal	.com
HERC	hertzequiprentals.com	2016-03-01	registered locked	Auto Renewal	.com
HERC	hertzequipsales.com	2016-09-12	registered locked	Auto Renewal	.com
HERC	hertzequipsurvey.com	2016-09-15	registered locked	Auto Renewal	.com
HERC	hertzheavyequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavyequipment.com	2016-07-16	registered locked	Auto Renewal	.com
HERC	hertzheavyequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavyequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzheavyequipmentrental.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavyequipmentrental.com	2016-04-14	registered locked	Auto Renewal	.com
HERC	hertzheavyequipmentrental.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavyequipmentrental.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzheavymachinery.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavymachinery.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavymachinery.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzheavymachinery.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzplantservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzpumps.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzpumps.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzpumps.com	2017-02-12	registered locked	Auto Renewal	.com
HERC	hertzpumps.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzpumps.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzpumps.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzpumpservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzquip.com	2016-11-27	registered locked	Auto Renewal	.com
HERC	hertzrentalequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzrentalequipment.com	2016-06-13	registered locked	Auto Renewal	.com
HERC	hertzrentalequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzrentalequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
	hertzrentals.ca	6/23/2016			.ca

SCHEDULE G

THC ERB DOMAINS

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	1hercsurvey.ca	2016-04-11	registered locked	Auto Renewal	.ca
HERC	1hercsurvey.com	2016-04-11	registered locked	Auto Renewal	.com
HERC	1stcallequip.com	2016-09-05	registered locked	Auto Renewal	.com
HERC	247studioequipment.com	2016-03-28	registered locked	Auto Renewal	.com
HERC	arpielleequipment.com	2017-02-17	registered locked	Auto Renewal	.com
HERC	cinelease.co	2016-08-12	registered locked	Auto Renewal	.co
HERC	cinelease.co.uk	2016-08-12	registered locked	Auto Renewal	.co.uk
HERC	cinelease.com	2022-12-03	registered locked	Auto Renewal	.com
HERC	cinelease.net	2016-02-24	registered locked	Auto Renewal	.net
HERC	cinelease.uk	2016-08-11	registered locked	Auto Renewal	.uk
HERC	e-servicesprogram.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	e-sp.xxx	2016-12-06	registered locked	Auto Renewal	.xxx
HERC	equipmentpoint.com	2016-06-10	registered locked	Auto Renewal	.com
HERC	eservicesprogram.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	firstcallequip.com	2016-09-05	registered locked	Auto Renewal	.com
HERC	herc.us	2016-06-23	registered locked	Auto Renewal	.us
HERC	herc.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	herc360.com	2016-04-04	registered locked	Auto Renewal	.com
HERC	hercdigthemusic.com	2016-09-13	registered locked	Auto Renewal	.com
HERC	hercequip.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercequipmentrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercewp.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hercfranchise.com	2016-05-03	registered locked	Auto Renewal	.com
HERC	hercreadyfinance.com	2017-03-24	registered locked	Auto Renewal	.com
HERC	hercrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercrentals.co	2017-09-23	registered locked	Auto Renewal	.co
HERC	hercrentals.com	2017-09-23	registered locked	Auto Renewal	.com
HERC	hercrentals.info	2017-09-23	registered locked	Auto Renewal	.info
HERC	hercrentals.net	2017-09-23	registered locked	Auto Renewal	.net
HERC	hercsupply.com	2017-02-06	registered locked	Auto Renewal	.com
HERC	hercsurvey.ca	2016-04-11	registered locked	Auto Renewal	.ca
HERC	hercsurvey.com	2016-04-11	registered locked	Auto Renewal	.com
HERC	hercusa.com	2016-06-23	registered locked	Auto Renewal	.com
HERC	hertsequip.com	2016-11-20	registered locked	Auto Renewal	.com
HERC	hrequipamentos.pt		closed	Auto Renewal	.pt
HERC	matthewequipment.com	2016-08-24	registered locked	Auto Renewal	.com
HERC	matthewsequipment.ca	2016-05-28	registered locked	Auto Renewal	.ca
HERC	matthewsequipment.com	2016-07-14	registered locked	Auto Renewal	.com
HERC	rentalequipment.net		closed	Auto Renewal	.net
HERC	rentalequipment.net	2017-02-08	registered locked	Auto Renewal	.net
HERC	rex-equipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rex-equipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rex-equipment.net	2016-04-22	registered locked	Auto Renewal	.net

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	rex-equipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexequipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexequipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexequipment.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexequipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexequipmentrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexequipmentrental.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexequipmentrental.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexequipmentrental.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexrentalequipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexrentalequipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexrentalequipment.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexrentalequipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rplequipment.com	2016-05-01	registered locked	Auto Renewal	.com
HERC	servicepumpandcompressor.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	spump.com		closed	Auto Renewal	.com
HERC	spump.com	2016-11-09	registered locked	Auto Renewal	.com

List of Exhibits

Exhibit A – Trademark, Trade Name, Domain and Related Rights License Agreement

Exhibit B – Trademark Assignment Agreement

Exhibit C – Coexistence Agreement

                Exhibit D – Domain Name Assignment Agreement

EXHIBIT A

TRADEMARK, TRADE NAME, DOMAIN AND RELATED RIGHTS LICENSE AGREEMENT

THIS AGREEMENT (this “Agreement”), effective as of this day of 2016 (the “Effective Date”), among THE HERTZ CORPORATION, a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (hereinafter “THC” or “Licensor”); HERTZ SYSTEM, INC., a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (hereinafter “HSI” or “Licensor”) and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34134 United States of America (hereinafter the “Licensee”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the IPA (as defined below).

W I T N E S S E T H:

WHEREAS, THC, HSI and Licensee have entered into an Intellectual Property Agreement (the “IPA”) dated _______________ whereby, inter alia, HSI has agreed to license the HSI (HERTZ) Foreign ERB Trademarks, including the applications and registrations therefor, as more fully set forth on Schedule A, related to the Equipment Rental Business, or ERB, to Licensee;

WHEREAS, Licensee desires the right to use the HSI (HERTZ) Foreign ERB Trademarks in all jurisdictions outside the United States of America and Puerto Rico (the “Foreign Trademark Territory”) in the conduct and operation of Licensee’s Equipment Rental Business for the goods and services recited in Schedule A (the “Foreign Licensed Products and Services”) for the Interim Period and HSI is willing to grant such right on the terms and conditions hereinafter provided;

WHEREAS, pursuant to the IPA, HSI has also agreed to license the HSI (HERTZ) US ERB Trademarks, including the applications and registrations therefor, as more fully set forth on Schedule B, related to the Equipment Rental Business to Licensee;

WHEREAS, Licensee desires the right to use the HSI (HERTZ) US ERB Trademarks in the United States of America and Puerto Rico (the “US Trademark Territory”) in the conduct and operation of Licensee’s Equipment Rental Business for the goods and services recited in Schedule B (the “US Licensed Products and Services”) for the Interim Period and HSI is willing to grant such right on the terms and conditions hereinafter provided;

WHEREAS, pursuant to the IPA, THC has also agreed to license the THC (HERTZ) ERB Domains, as more fully set forth on Schedule C, related to the Equipment Rental Business to Licensee;

WHEREAS, Licensee desires the worldwide right to use the THC (HERTZ) ERB Domains in the conduct and operation of Licensee’s Equipment Rental Business for the Interim Period and THC is willing to grant such right on the terms and conditions hereinafter provided;

WHEREAS, pursuant to the IPA, HSI has also agreed to license to Licensee the mark/name HERTZ as part of Licensee’s company name;

WHEREAS, Licensee desires the worldwide right to use the mark/name HERTZ as part of Licensee’s company name in the conduct and operation of Licensee’s Equipment Rental Business for the Interim Period and HSI is willing to grant such right on the terms and conditions hereinafter provided; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

1.1    “Change of Control” means (i) the sale, lease, assignment or transfer, in one or a series of related transactions, of all or substantially all of the assets of HERC to any Person or group; or (ii) the acquisition by any Person or group of, or any other transaction or series of transactions the result of which is that any Person or group owns, a direct or indirect interest of fifty percent (50%) or more of the ownership of HERC or the voting power of the voting stock of HERC, by way of purchase, merger, consolidation or otherwise.

1.2    “Equipment Rental Business” or “ERB” shall have the meaning set forth in the Intellectual Property Agreement.

1.3    “Foreign Trademark Territory” shall have the meaning set forth in the second “Whereas” clause above.

1.4    “HSI (HERTZ) Foreign ERB Trademarks” shall mean the foreign HERTZ-formative and other trademarks owned by Licensor related to the Equipment Rental Business, including the trademark applications and registrations therefor as more fully set forth on Schedule A.

1.5    “HSI (HERTZ) US ERB Trademarks” shall mean the US HERTZ-formative trademarks and logos owned by Licensor related to the Equipment Rental Business, including the trademark applications and registrations therefor as more fully set forth on Schedule B.

1.6    “Interim Period” means a period of four (4) years from the Effective Date of the IPA.

1.7    “Other Intellectual Property” means any copyrights, trade dress, content, designs or other indicia and/or social media accounts and handles owned by THC and/or HSI that are already used or otherwise in the possession of HERC relating to the HERTZ and HERTZ-formative trademarks and logos in connection with the Equipment Rental Business.

1.8    “Person” means any individual, firm, corporation, partnership, affiliate, trust, association, joint venture, limited liability company, limited liability partnership, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any of the foregoing.

1.9    “THC (HERTZ) ERB Domains” shall mean the HERTZ-formative domain names owned by THC related to the Equipment Rental Business.

1.10    “Trade Name Territory” shall mean worldwide.

1.11    “Trade Name” shall mean the company name “Hertz Equipment Rental Corporation”.

1.12    “US Trademark Territory” shall have the meaning set forth in the fourth “Whereas” clause above.

2.    Grant.

2.1    HSI (HERTZ) Foreign ERB Trademarks License. HSI hereby grants to Licensee a royalty-free, non-exclusive license to use the HSI (HERTZ) Foreign ERB Trademarks in the Foreign Trademark Territory upon and in connection with the Foreign Licensed Products and Services for the Interim Period and only so long as such Foreign Licensed Products and Services are rendered strictly in accordance with the level of quality at least comparable to that maintained by Licensee immediately prior to the Effective Date. HERC shall immediately discontinue use of the HSI (HERTZ) Foreign ERB Trademarks upon expiration of the Interim Period, or the earlier termination of this Agreement or the IPA.

2.2    HSI (HERTZ) US ERB Trademarks License. HSI hereby grants to Licensee a royalty-free, non-exclusive, royalty-free license to use the HSI (HERTZ) US ERB Trademarks in the US Trademark Territory upon and in connection with the US Licensed Products and Services for the Interim Period and only so long as such US Licensed Products and Services are rendered strictly in accordance with the level of quality at least comparable to that maintained by Licensee immediately prior to the Effective Date. HERC shall immediately discontinue use of the HSI (HERTZ) US ERB Trademarks upon expiration of the Interim Period, or the earlier termination of this Agreement or the IPA.

2.3    THC (HERTZ) ERB Domains License. THC hereby grants to Licensee a worldwide, non-exclusive, royalty-free license to use the THC (HERTZ) ERB Domains in the conduct and operation of Licensee’s Equipment Rental Business for the Interim Period. HERC shall immediately discontinue use of the THC (HERTZ) ERB Domains upon the expiration of the Interim Period or the earlier termination of this Agreement or the IPA. HERC shall make certain that no THC (HERTZ) ERB Domains resolve to a website upon the expiration of the Interim Period or the earlier termination of this Agreement or the IPA.

2.4    Trade Name License. Notwithstanding anything to the contrary herein, HSI hereby grants to Licensee a royalty-free, non-exclusive, worldwide, non-exclusive, royalty-free license, to use the Trade Name in connection with the Equipment Rental Business for the Interim Period. The use by Licensee of the Trade Name will be strictly limited to the composition “HERTZ EQUIPMENT RENTAL CORPORATION”. No other use of the HERTZ trademark in conjunction with a company name or any other name other than the Trade Name in the format described herein shall be permitted, except for the company names of HERC affiliates, as set forth on Schedule D. HERC shall immediately discontinue use of the Trade Name and any other company name (including any name of any HERC affiliate) using a HERTZ or HERTZ-formative mark/name upon expiration of the Interim Period or the earlier termination of this Agreement or the IPA. HERC shall take all steps to change the company name and any other name (including the name of any HERC affiliate) so as to not to include a HERTZ or HERTZ-formative mark/name. HERC shall immediately take all steps to remove the Trade Name from all advertising, business cards, signage, industry publications, commercial registries and directories, telephone directories, similar listings and other marketing or any other materials as promptly as possible. HERC shall not use the Trade Name or any colorable imitation of the Trade Name in any manner or form whatsoever in the conduct of HERC’s business.

2.5    Other IP License. The Licensors hereby grant to Licensee a royalty-free, non-exclusive license to use any Other Intellectual Property. Licensee recognizes that Licensors are and shall continue to be the exclusive owner of all Other Intellectual Property. Upon expiration or earlier termination of this Agreement, all rights in and to the Other Intellectual Property shall immediately revert to Licensors and Licensee shall immediately discontinue all use of such Other Intellectual Property. Licensee shall not do anything or suffer anything to be done which may affect adversely any of Licensors’ rights in the Other Intellectual Property, including filing any application in its name to record any claims to copyrights therein and shall take all steps required by Licensors to preserve and protect those rights.

2.6	Reservation of Rights. Nothing contained in this Agreement shall be construed as an assignment or grant to Licensee of any right, title, or interest in or to the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name or Other Intellectual Property, it being understood and acknowledged by Licensee that all rights and goodwill relating thereto are reserved by Licensors, except for the license granted hereunder. Furthermore, all use by Licensee shall inure to the benefit of Licensors.

2.7    Sublicensing. Sublicensing to third parties by Licensee shall not be permitted except with the prior written consent of both Licensors. Licensors hereby consent to Licensee’s sublicense of the HERTZ name and mark to Licensee’s current sublicensees, affiliates, and franchisees as of the Effective Date.

2.8    Ownership. Licensee acknowledges and affirms the Licensors’ ownership and exclusive right, title, and interest in and to the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name and Other Intellectual Property. During the Term of this Agreement, Licensee shall not: (1) contest the validity or directly or indirectly attack, challenge or impair the title and related rights of the foregoing rights, (2) use any of the foregoing rights in conjunction with any other trademarks or service marks, and (3) shall not use, register, apply to register or aid a third party in registering the foregoing rights, or any confusingly similar rights anywhere in the world during the Term of this Agreement or any time thereafter. It is understood that this last covenant shall survive termination of this Agreement.

2.9    Enforcement.  HSI shall take all reasonable actions to enforce the HSI (HERTZ) Foreign ERB Trademarks and the HSI (HERTZ) US ERB Trademarks Trademarks.  THC shall take all reasonable actions to enforce the THC (HERTZ) ERB Domains.  Upon notification by HERC of any conduct by any third party that HERC considers might be an infringement, passing off, or other improper use of intellectual property licensed to HERC, the applicable Licensor shall promptly investigate, determine whether or not to bring a proceeding, and notify HERC of its decision.  If Licensor decides not to bring a proceeding, HERC may do so, at its expense, including taking action in the name of the applicable Licensor, subject to the prior written approval of the applicable Licensor, which shall not be unreasonably withheld. The applicable Licensor shall provide such assistance to HERC as HERC reasonably requests. In addition, with respect to Hertz Systems, Inc. et al. v. HERC Equipment Rentals, Inc. No. T-409-16 (the “Litigation”), and any related disputes which have arisen or may arise in the future, including but not limited to trademark office proceedings, trademark oppositions, domain name disputes, and business name disputes, HSI shall cooperate and coordinate with HERC and provide such assistance as HERC reasonably requests. With regard to the Litigation, HSI shall continue to participate fully as one of the plaintiffs, cooperating and coordinating with HERC and the other plaintiffs on matters related to the Litigation and its resolution, which may include discovery, mediation proceedings, settlement, trial and other similar activities.  HERC shall keep HSI fully informed of all progress in proceedings under this Section. HERC agrees to pay for all reasonable fees and expenses incurred by HSI for such participation.. HERC shall defend, indemnify and hold THC, HSI, and their affiliates, and each of their officers, directors, agents, and employees harmless from and against all costs, expenses and losses (including reasonable attorney fees and costs) incurred from claims of third parties against either THC, HSI or any of their affiliates stemming from any of the activities contemplated under this Section 2.9. HSI acknowledges and agrees that it will not enter into any settlement for any action involving HERC without HERC’s prior written approval.  Further, HSI will defer the assignment of any Canadian registrations of the HSI HERC Foreign ERB Trademarks until requested by HERC. HSI acknowledges and agrees that HERC may or may not enter into any settlement of the Litigation in its sole discretion.
3.    Quality Control. HSI, or a duly appointed agent of HSI, has the right, at all reasonable times, to inspect the Foreign and US Licensed Products and Services and performance and promotion of the Foreign and US Licensed Products and Services upon or in connection with which the HSI (HERTZ) Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks are used by Licensee, in order that HSI may satisfy itself that the Foreign and US Licensed Products and Services meet the level of quality at least comparable to that maintained by Licensee immediately prior to the

Effective Date. HSI shall also have the right to receive, from time to time, without charge, a reasonable number of photographs of samples of goods upon which the HSI (HERTZ) Foreign ERB Trademarks and HSI (HERTZ) US ERB Trademarks are used.

4.    Term and Termination.

4.1    By THC or HSI upon Notice. In the event of a material breach of this Agreement or the IPA, THC or HSI may notify HERC of such material breach and terminate this Agreement upon written notice. If HERC has not cured any such breach within thirty (30) days after HERC receives such notice, this Agreement shall automatically terminate without further notice. Notwithstanding the foregoing, if the nature of the breach is such that it cannot be cured, then this Agreement shall automatically terminate upon notice of termination by THC or HSI to HERC (without any opportunity to cure the breach).

4.2    By THC or HSI Immediately. THC or HSI shall have the right to immediately terminate this Agreement if HERC: (i) becomes insolvent, or (ii) files a petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against HERC and not dismissed within thirty (30) days, or (iii) makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy law, or (iv) discontinues its business, or (v) causes or suffers a receiver to be appointed for it or its business and such receiver has not been discharged within thirty (30) days after the date of appointment thereof, or (vi) undergoes a Change of Control to any Person that competes with either THC or HSI in the VRB or is otherwise engaged in the travel industry, without THC or HSI’s prior written approval.

4.3    No Waiver. No refusal by either Licensor to terminate this Agreement in accordance this section will be deemed to be a waiver of such Licensor’s right to terminate upon any subsequent or future event by which such Party has, or is provided with, the right to terminate this Agreement.

4.4    Result of Termination. Termination of this Agreement shall not result in the termination of any provisions herein which by their nature are meant to survive termination (including any covenants herein related to discontinuation of use of licensed intellectual property), nor shall it relieve any Party of liability for breaches of the terms hereof prior to termination. Upon termination of this Agreement, for any reason, Licensee agrees to discontinue use of the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name and Other Intellectual Property from any promotional materials or any other materials used in connection with the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name and Other Intellectual Property. Licensee hereby agrees that it shall immediately take all steps to refrain from using the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name and Other Intellectual Property and to refrain from using the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB Domains, the Trade Name and Other Intellectual Property in advertising, on business cards, signage, industry publications, commercial registries and directories, telephone directories, similar listings and other material as promptly as possible. Licensee shall not thereafter use the HSI (HERTZ) Foreign ERB Trademarks, the HSI (HERTZ) US ERB Trademarks, the THC (HERTZ) ERB

Domains, the Trade Name and Other Intellectual Property, or any colorable imitation thereof in any manner or form whatsoever in the conduct of Licensee’s business.

5.    Miscellaneous.

5.1    Recordation of License. If Licensor considers it advisable to record Licensee as a licensee or registered user of the any of the trademark rights discussed herein in any jurisdiction, Licensee agrees to cooperate in such a procedure and to execute any documents submitted to Licensee for this purpose.

5.2    Authority. Each Party represents, warrants, and agrees that its corporate officers executing the Agreement have been duly authorized and empowered to do so.

5.3    Assignment. HERC may not assign, transfer, sublicense or delegate any of its rights hereunder or delegate its obligations hereunder without the prior written consent of HSI, and any such purported assignment, transfer, sublicense or delegation, in the absence of such consent, shall be void and without effect.

5.4    Entire Understanding/Amendment. This Agreement, the IPA and the agreements exhibited thereto, the Distribution Agreement and the Ancillary Agreements (as defined in the Distribution Agreement) set forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment of this Agreement, the same must be in writing, signed by all Parties hereto.

5.5    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all successors and assigns of the Parties (including by way of merger or sale of all or substantially all assets), subject to the restrictions on assignment set forth herein.

5.6    No Waiver. Except as otherwise provided in this Agreement, neither Party waives any rights under this Agreement by delaying or failing to enforce such rights. No waiver by any Party of any breach or default hereunder shall be deemed to be a waiver of any subsequent breach or default. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.

5.7    Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or other authoritative body, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

5.8    Relationship of Parties. Each Party shall act as an independent contractor in carrying out its obligations under this Agreement. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the Parties and neither

Party by virtue of this Agreement shall have the right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

5.9    Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

5.10    Schedules. All schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

5.11    Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

5.13    Third Party Beneficiaries. Nothing contained in this Agreement shall be construed to create any third-party beneficiary rights in any individual.

5.14    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

THE HERTZ CORPORATION
By:___________________
Name:________________
Title: _________________

HERTZ SYSTEM, INC.
By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

By:
Name:_________________
                    Title: __________________

SCHEDULE A

HSI (HERTZ) Foreign ERB Trademarks

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Afghanistan	HERTZ	HERTZ SYSTEM, INC.	173	11333	07, 37
Afghanistan	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	174	11334	07, 37
Afghanistan	HERTZ	HERTZ SYSTEM, INC.		20	35
Argentina	HERTZ	HERTZ SYSTEM, INC.		1945826	39
Argentina	HERTZ	HERTZ SYSTEM, INC.	2166231	2397483	7
Argentina	HERTZ	HERTZ SYSTEM, INC.	2166232	2397482	37
Argentina	HERTZ	HERTZ SYSTEM, INC.		2109521	12
Australia	HERTZ	HERTZ SYSTEM, INC.	328555	328555	39
Australia	HERTZ	HERTZ SYSTEM, INC.		441195	39
Australia	HERTZ	HERTZ SYSTEM, INC.	1540428	1540428	07, 37
Australia	HERTZ SYSTEM	HERTZ SYSTEM, INC.	B 191212	191212	16
Bahrain	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	112/91	SM 865	37
Bahrain	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	113/91	SM866	39
Bahrain	HERTZ IN BLACK SQUARE (DEVICE)	HERTZ SYSTEM, INC.		SM360	39
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	79498		16
Bangladesh	HERTZ	HERTZ SYSTEM, INC.		9425	12
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	114082		37
Bangladesh	HERTZ	HERTZ SYSTEM, INC.	114081	114081	39
Benelux	HERTZ LEASE	HERTZ SYSTEM, INC.	956699	676262	16, 36, 37, 39
Benelux	HERTZ	HERTZ SYSTEM, INC.	533361	38548	06, 09, 12, 14, 16, 20, 21, 25, 26, 34
Benelux	HERTZ LEASING	HERTZ SYSTEM, INC.	706449	155445	36, 39
BES Islands	HERTZ	HERTZ SYSTEM, INC.	2803	2803	12, 16, 25, 37, 39
BES Islands	HERTZ	HERTZ SYSTEM, INC.	2802	2802	07, 37, 39
Brazil	HERTZ	HERTZ SYSTEM, INC.		810000598	7.10
Brazil	HERTZ	HERTZ SYSTEM, INC.	810550679	810550679	40.20
Brazil	HERTZ	HERTZ SYSTEM, INC.	813330939	813330939	39
Brazil	HERTZ	HERTZ SYSTEM, INC.	813330920	813330920	36
Brazil	HERTZ	HERTZ SYSTEM, INC.		4503074	37
Brazil	HERTZ	HERTZ SYSTEM, INC.		200059564	39
Canada	HERTZ	HERTZ SYSTEM, INC.	785792	507733
Canada	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1003295	535889
Canada	HERTZ RÉCOMPENSES OR PLUS	HERTZ SYSTEM, INC.	1580366	TMA904303

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Canada	HERTZ SERVICE PUMP & COMPRESSOR	HERTZ SYSTEM, INC.	1648494
Canada	HERTZ	HERTZ SYSTEM, INC.		103505
Chile	HERTZ	HERTZ SYSTEM, INC.		816318	12
Chile	HERTZ	HERTZ SYSTEM, INC.		736995	9
Chile	HERTZ	HERTZ SYSTEM, INC.	421967	850410	7
Chile	HERTZ	HERTZ SYSTEM, INC.	421968	850350	37
Chile	HERTZ	HERTZ SYSTEM, INC.		780876	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	2000009775	1539809	39
China (PRC)	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	2000010657	1569962	12
China (PRC)	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	2000010658	1544848	16
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	135587	135587	12
China (PRC)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	93065294	770272	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5045278	5045278	16
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5045277	5045277	25
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5543674	5543674	36
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5580185	5580185	37
China (PRC)	HERTZ (HE ZI) in Chinese Characters (Special Form)	HERTZ SYSTEM, INC.	5543690	5543690	39
China (PRC)	HERTZ (HE ZI) in Chinese Characters in Color (Yellow)	HERTZ SYSTEM, INC.	5543689	5543689	39
China (PRC)	HE SHI in Chinese Characters	HERTZ SYSTEM, INC.	5543688	5543688	39
China (PRC)	HERTZ LEASING in Chinese Characters	HERTZ SYSTEM, INC.	5543673	5543673	36
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5580186	5580186	37
China (PRC)	HERTZ in Colors (Yellow & Black)	HERTZ SYSTEM, INC.	5543686	5543686	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	5543672	5543672	36
China (PRC)	HE SHI in Chinese Characters in Color (Yellow & Black)	HERTZ SYSTEM, INC.	5543685	5543685	39
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6224241	6224241	37
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6224240	6224240	39
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6286168	6286168	39
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6293475	6293475	37
China (PRC)	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	6554419	6554419	7
China (PRC)	HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	6554418	6554418	7

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8016265	8016265	7
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8083562	8083562	37
China (PRC)	HERTZ and HERTZ EQUIPMENT RENTAL in Chinese Characters	HERTZ SYSTEM, INC.	8083561	8083561	39
China (PRC)	HERTZ	HERTZ SYSTEM, INC.	8083563	8083563	7
Colombia	HERTZ	HERTZ SYSTEM, INC.		79240	39
Colombia	HERTZ	HERTZ SYSTEM, INC.	98043223	216689	7
Colombia	HERTZ	HERTZ SYSTEM, INC.	98043872	216160	37
Colombia	HERTZ	HERTZ SYSTEM, INC.		73852	16
Costa Rica	HERTZ	HERTZ SYSTEM, INC.		19971/58904	12
Costa Rica	HERTZ	HERTZ SYSTEM, INC.	NONE	81043/79005	39
Costa Rica	HERTZ	HERTZ SYSTEM, INC.	1998-0005702	112308/16639	7
Costa Rica	HERTZ	HERTZ SYSTEM, INC.		112307	37
Curacao	HERTZ	HERTZ SYSTEM, INC.		3717	12, 16, 25, 37, 39
Curacao	HERTZ	HERTZ SYSTEM, INC.	NONE	3270	07, 37, 39
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.	2003-11991	135067	39
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		10393	25
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		101337	70
Dominican Republic	HERTZ	HERTZ SYSTEM, INC.		100651	70
El Salvador	HERTZ	HERTZ SYSTEM, INC.		5750 BOOK 23	12
El Salvador	HERTZ	HERTZ SYSTEM, INC.	NONE	141 BOOK 20	39
El Salvador	HERTZ	HERTZ SYSTEM, INC.	11998004847	62 BOOK 120	7
El Salvador	HERTZ	HERTZ SYSTEM, INC.	11998004829	247 BOOK 111	37
Eritrea	HERTZ	HERTZ SYSTEM, INC.	NONE	NONE
European Community	HERTZ	HERTZ SYSTEM, INC.	2293512	2293512	35, 36, 39
European Community	HERTZ	HERTZ SYSTEM, INC.	37465	37465	12, 37, 39
European Community	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	37390	37390	12, 37, 39
European Community	HERTZ With Dropped Shadow	HERTZ SYSTEM, INC.	37721	37721	12, 37, 39
European Community	HERTZ	HERTZ SYSTEM, INC.	108159	108159	07, 16
France	HERTZ EQUIPEMENT	HERTZ SYSTEM, INC.	98712893	98712893	07, 37
France	HERTZ	HERTZ SYSTEM, INC.		1299376	39
Guatemala	HERTZ	HERTZ SYSTEM, INC.		11047	12
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5541/91	69259	39
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5812/98	98206	7
Guatemala	HERTZ	HERTZ SYSTEM, INC.	5813/98	101236	37
Honduras	HERTZ	HERTZ SYSTEM, INC.		8570	12
Honduras	HERTZ	HERTZ SYSTEM, INC.		141	39

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Honduras	HERTZ	HERTZ SYSTEM, INC.	9243/98	75404	7
Honduras	HERTZ	HERTZ SYSTEM, INC.	9242/98	5475	37
Hong Kong	HERTZ	HERTZ SYSTEM, INC.		B1280/1968	16
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	7956/89	1798/1993	7
Hong Kong	HERTZ EQUIPMENT RENTAL & DESIGN	HERTZ SYSTEM, INC.	7957/89	4884/1993	7
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	9101/92	1771/1994	39
Hong Kong	HERTZ (HE ZI) IN CHINESE CHARACTERS	HERTZ SYSTEM, INC.	9102/92	5274/1993	39
Hong Kong	HERTZ	HERTZ SYSTEM, INC.	9795/98	199907839	37
Hong Kong	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	300934290	300934290	37, 39
Hong Kong	HERTZ EQUIPMENT RENTAL in Chinese Characters (Series of 2)	HERTZ SYSTEM, INC.	300958942	300958942	37, 39
Hong Kong	HERTZ	HERTZ SYSTEM, INC.		B 1279/1968	12
Iceland	HERTZ	HERTZ SYSTEM, INC.	569/2003	357/2003	36, 39
Iceland	HERTZ IN RECTANGLE	HERTZ SYSTEM, INC.	144/1967	62/1969	39
India	HERTZ	HERTZ SYSTEM, INC.	1238957	1238957	37, 39
India	HERTZ	HERTZ SYSTEM, INC.		371547B	12
India	HERTZ	HERTZ SYSTEM, INC.	371548B	371548	16
India	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1590404	1590404	37, 39
India	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	1648494	1648494	7
Indonesia	HERTZ	HERTZ SYSTEM, INC.	NONE	IDM00040192	37
Iran (Islamic Republic of)	HERTZ	HERTZ SYSTEM, INC.		18041	12, 37, 39
Iraq	HERTZ & Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.	45076	45076	07, 37
Iraq	HERTZ	HERTZ SYSTEM, INC.	45513		12, 39
Iraq	HERTZ	HERTZ SYSTEM, INC.			07, 37
Iraq	HERTZ in Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.			07, 37
Iraq	HERTZ in Iraqi Arabic Transliteration	HERTZ SYSTEM, INC.			39
Ireland	HERTZ	HERTZ SYSTEM, INC.	6348/89	137460	7
Israel	HERTZ	HERTZ SYSTEM, INC.	236694	236694	07, 37
Israel	HERTZ	HERTZ SYSTEM, INC.		25820	39
Italy	HERTZ	HERTZ SYSTEM, INC.	RM1971C035119	302011901977764	36, 37, 39, 42
Jamaica	HERTZ	HERTZ SYSTEM, INC.	43590	43590	39
Jamaica	HERTZ	HERTZ SYSTEM, INC.	17430	17430	12
Jamaica	HERTZ	HERTZ SYSTEM, INC.	7/546	32738	7
Jamaica	HERTZ	HERTZ SYSTEM, INC.		12879	16
Japan	HERTZ & HERTZ in Katakana	HERTZ SYSTEM, INC.	35605/2001	4551615	16
Japan	HERTZ	HERTZ SYSTEM, INC.	33337/88	2366618	12
Japan	HERTZ	HERTZ SYSTEM, INC.	250151/92	3059707	39
Japan	HERTZ IN KATAKANA	HERTZ SYSTEM, INC.	250152/92	3059708	39
Japan	HERTZ JAPAN	HERTZ SYSTEM, INC.	100201/92	3001240	39

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Japan	HERTZ	HERTZ SYSTEM, INC.	125221/94	4097151	16
Japan	HERTZ	HERTZ SYSTEM, INC.	2008-73644	5429774	07, 37, 39, 40, 43, 45
Japan	HERTZ IN KATAKANA	HERTZ SYSTEM, INC.	2008-73645	5429775	07, 37, 39, 40, 43, 45
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	59837	37
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	59836	39
Jordan	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	NONE	59991	37
Jordan	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	NONE	59835	39
Jordan	HERTZ	HERTZ SYSTEM, INC.	NONE	72580	12
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29036	29036	7
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29887	29887	12
Jordan	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	29888	29888	16
Kiribati	HERTZ	HERTZ SYSTEM, INC.	NONE	3026	37
Kiribati	HERTZ	HERTZ SYSTEM, INC.	NONE	3006	39
Kuwait	HERTZ	HERTZ SYSTEM, INC.	25127	25174	12
Kuwait	HERTZ	HERTZ SYSTEM, INC.	25128	25175	16
Kuwait	HERTZ	HERTZ SYSTEM, INC.	32721	30390	39
Lebanon	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	332/165617	105941	37, 39
Lebanon	HERTZ	HERTZ SYSTEM, INC.	109241	109241	39
Libya	HERTZ	HERTZ SYSTEM, INC.	4006		37
Libya	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	4007		37
Libya	HERTZ	HERTZ SYSTEM, INC.	4008		39
Libya	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	4009		39
Malaysia	HERTZ	HERTZ SYSTEM, INC.		306/83	7
Malaysia	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	83/00305	83/00305	7
Malaysia	HERTZ	HERTZ SYSTEM, INC.	18442/97	18442/97	39
Malaysia	HERTZ	HERTZ SYSTEM, INC.	9778/98	9778/98	37
Malaysia (Malaya Peninsula)	HERTZ	HERTZ SYSTEM, INC.	M/75756	M/75756	12
Malaysia (Malaya Peninsula)	HERTZ	HERTZ SYSTEM, INC.		M/75757	16
Malaysia (Sabah)	HERTZ	HERTZ SYSTEM, INC.	19707	S/19707	12
Malaysia (Sabah)	HERTZ	HERTZ SYSTEM, INC.		S/19706	16
Malaysia (Sarawak)	HERTZ	HERTZ SYSTEM, INC.		R/014946	12
Malaysia (Sarawak)	HERTZ	HERTZ SYSTEM, INC.		R/014945	16
Maldives	HERTZ	HERTZ SYSTEM, INC.		NONE	37, 39
Mexico	HERTZ	HERTZ SYSTEM, INC.		202537	16

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Mexico	HERTZ	HERTZ SYSTEM, INC.	1070837	1247629	7
Mexico	HERTZ	HERTZ SYSTEM, INC.	1070836	1230689	37
Mexico	HERTZ	HERTZ SYSTEM, INC.	M112563	117316	39
Mongolia	HERTZ	HERTZ SYSTEM, INC.		208	39
Mongolia	HERTZ	HERTZ SYSTEM, INC.	12377	11032	07, 37
Mongolia	HERTZ transliteration in Mongolian	HERTZ SYSTEM, INC.	12428	11352	07, 37
Morocco	HERTZ	HERTZ SYSTEM, INC.	63466	63466	07, 37
Morocco	HERTZ	HERTZ SYSTEM, INC.		66790	11
New Zealand	HERTZ	HERTZ SYSTEM, INC.	55852	B 55852	12
New Zealand	HERTZ	HERTZ SYSTEM, INC.	B182512	182512	39
Nicaragua	HERTZ	HERTZ SYSTEM, INC.		9604	12
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	NONE	23401 CC	39
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	2914/98	R41162CC	7
Nicaragua	HERTZ	HERTZ SYSTEM, INC.	2915/98	41171CC	37
Norway	HERTZ	HERTZ SYSTEM, INC.		46518	12
Norway	HERTZ	HERTZ SYSTEM, INC.	6568/98	194827	07, 37
Norway	HERTZ	HERTZ SYSTEM, INC.	93297	73553	39
Oman	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	5758	5758	37
Oman	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	5759	5759	39
Oman	HERTZ	HERTZ SYSTEM, INC.	41033	41033	39
Pakistan	HERTZ	HERTZ SYSTEM, INC.	194504	194504	37
Pakistan	HERTZ	HERTZ SYSTEM, INC.	194450	194450	39
Pakistan	HERTZ	HERTZ SYSTEM, INC.	139442	139442	16
Pakistan	HERTZ	HERTZ SYSTEM, INC.	28499	28499	12
Palau	HERTZ	HERTZ SYSTEM, INC.		NONE	37, 39
Panama	HERTZ	HERTZ SYSTEM, INC.		8111	39
Panama	HERTZ	HERTZ SYSTEM, INC.		32832	39
Panama	HERTZ	HERTZ SYSTEM, INC.	95805	95805	7
Panama	HERTZ	HERTZ SYSTEM, INC.	95806	95806	37
Panama	HERTZ	HERTZ SYSTEM, INC.		10638	12
Peru	HERTZ	HERTZ SYSTEM, INC.		5977	39
Peru	HERTZ	HERTZ SYSTEM, INC.		41597	16
Peru	HERTZ	HERTZ SYSTEM, INC.	199846	9959	39
Peru	HERTZ	HERTZ SYSTEM, INC.	66874	49569	7
Peru	HERTZ	HERTZ SYSTEM, INC.	66875	15875	37
Portugal	HERTZ-EQUIPAMENTOS	HERTZ SYSTEM, INC.	410788	410788	37, 39
Portugal	HERTZE-CLIENT	HERTZ SYSTEM, INC.	410789	410789	37, 39
Portugal	HERTZ-ECLIENT	HERTZ SYSTEM, INC.	422093	422093	37, 39
Puerto Rico	HERTZ	HERTZ SYSTEM, INC.	NONE	7783	105
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	8682	8682	37
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	8683	8683	39
Qatar	HERTZ	HERTZ SYSTEM, INC.	93209		7
Qatar	HERTZ	HERTZ SYSTEM, INC.	93210		37
Qatar	HERTZ	HERTZ SYSTEM, INC.	93211		39

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Qatar	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	93212		7
Saint Maarten	HERTZ	HERTZ SYSTEM, INC.		3717	12, 16, 25, 37, 39
Saint Maarten	HERTZ	HERTZ SYSTEM, INC.	NONE	3720	07, 37, 39
Saudi Arabia	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	14037	248/61	37
Saudi Arabia	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	14036	248/89	39
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	108333	908/14	39
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134949	1080/90	7
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134950	1080/91	12
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134951	1103/89	16
Saudi Arabia	HERTZ	HERTZ SYSTEM, INC.	134952	1077/25	37
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134944	1094/82	7
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134945	1080/89	12
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134946	1094/73	16
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134947	1101/10	37
Saudi Arabia	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	134948	1105/93	39
Singapore	HERTZ	HERTZ SYSTEM, INC.		T7875606Z	12
Singapore	HERTZ	HERTZ SYSTEM, INC.		T7875607H	16
Singapore	HERTZ	HERTZ SYSTEM, INC.	2684/85	T8502684E	7
Singapore	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	2690/85	T8502690Z	7
Singapore	Hertz (Stylized) & Black & White Rectangles Label	HERTZ SYSTEM, INC.	2689/85	T8502689F	12
Singapore	HERTZ	HERTZ SYSTEM, INC.	1623/91	T91/1623F	37
Singapore	HERTZ	HERTZ SYSTEM, INC.	1650/91	T9101650C	39
South Africa	HERTZ	HERTZ SYSTEM, INC.	0098/72	0098/72	39
South Africa	HERTZ	HERTZ SYSTEM, INC.	B2585/65	B2585/65	16
South Korea	HERTZ in Korean Characters	HERTZ SYSTEM, INC.	3393/90	16098	39
South Korea	HERTZ & Korean Characters	HERTZ SYSTEM, INC.	2000-1	484128	25
South Korea	HERTZ in Korean Characters	HERTZ SYSTEM, INC.	45-2008-0003818	45-0031699	07, 37
South Korea	HERTZ	HERTZ SYSTEM, INC.	45-2008-0003817	45-0061698	07, 37
South Korea	HERTZ	HERTZ SYSTEM, INC.		118	39
Spain	HERTZ ALQUILER DE MAQUINARIA & DEVICE	HERTZ SYSTEM, INC.	2569279	2569279	37
Spain	Hertz (Stylized) Plant Services (in Color)	HERTZ SYSTEM, INC.	2754245	2754245	37
Syria	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	42632	21515	37, 39
Syria	HERTZ	HERTZ SYSTEM, INC.	303679	112500	39
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.		378540	56

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	78/14028	470431	82
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	78/14029	470528	82
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	87036124	113614	37
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	97042374	1416353	7
Taiwan (R.O.C.)	HERTZ in Chinese Characters	HERTZ SYSTEM, INC.	97042372	1393391	07, 37, 39, 40, 43
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	101034719	1565065	37, 39
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	101034715	1564340	39
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.	103006776	1682823	07, 12, 16
Taiwan (R.O.C.)	HERTZ (HE ZI) & CHINESE CHARACTERS	HERTZ SYSTEM, INC.	103007016	1691497	07, 12, 16
Taiwan (R.O.C.)	HERTZ in Chinese Characters	HERTZ SYSTEM, INC.	103006777		07, 37, 39, 40
Taiwan (R.O.C.)	HERTZ	HERTZ SYSTEM, INC.		34223	66
Thailand	HERTZ	HERTZ SYSTEM, INC.	88169	279254/KOR25617	12
Thailand	HERTZ	HERTZ SYSTEM, INC.	88170	279255/KOR25618	16
Thailand	HERTZ	HERTZ SYSTEM, INC.	134820	253527/KOR10567	7
Thailand	HERTZ	HERTZ SYSTEM, INC.	255950	255950/BOR1663	39
Thailand	HERTZ	HERTZ SYSTEM, INC.	367492	367492/BOR8554	37
Tonga	HERTZ	HERTZ SYSTEM, INC.	TO/M/13/02752	2264	37, 39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.		B 10503	39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.	24504	24504	39
Trinidad and Tobago	HERTZ	HERTZ SYSTEM, INC.	28577	28577	07, 37
Turkey	HERTZ	HERTZ SYSTEM, INC.	1999/4976	209087	07, 12, 16, 37
Turkey	HERTZ	HERTZ SYSTEM, INC.		129382	12, 16
Tuvalu	HERTZ	HERTZ SYSTEM, INC.		1506	37
Tuvalu	HERTZ	HERTZ SYSTEM, INC.		1507	39
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	2737	1504	39
United Arab Emirates	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	2738	1511	39
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118882	125998	7
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118885	126002	12
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118887	126003	16

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United Arab Emirates	HERTZ	HERTZ SYSTEM, INC.	118889	126270	37
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118876	125999	7
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118877	126000	12
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118878	126001	16
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118879	126269	37
United Arab Emirates	HERTZ in Arabic Transliteration	HERTZ SYSTEM, INC.	118880	126267	39
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	1036020	1036020	16
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	1275171	1275171	39
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482000	1482000	12
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482001	1482001	16
United Kingdom	Hertz (Stylized)	HERTZ SYSTEM, INC.	1482002	1482002	39
United Kingdom	HERTZ	HERTZ SYSTEM, INC.	2539261	2539261	37
Uruguay	HERTZ	HERTZ SYSTEM, INC.		398787	12
Uruguay	HERTZ	HERTZ SYSTEM, INC.	305991	393448	07, 37
Uruguay	HERTZ	HERTZ SYSTEM, INC.		400780	39
Uzbekistan	HERTZ in Cyrillic (Version 5)	HERTZ SYSTEM, INC.	MGU 20000848	MGU 11471	39
Venezuela	HERTZ	HERTZ SYSTEM, INC.		31564F	12
Venezuela	HERTZ	HERTZ SYSTEM, INC.		107915-F	7
Venezuela	HERTZ	HERTZ SYSTEM, INC.		17611 D	37
Venezuela	HERTZ	HERTZ SYSTEM, INC.	4566/95	S004296	39
Vietnam	HERTZ	HERTZ SYSTEM, INC.	1881	1803	39
Vietnam	HERTZ	HERTZ SYSTEM, INC.	1778/92	8374	12, 16
Vietnam	HERTZ	HERTZ SYSTEM, INC.	4-2008-16233	132291	07, 37
Vietnam	HERTZ EQUIPMENT RENTAL	HERTZ SYSTEM, INC.	4-2008-16234	145524	07, 37
Yemen, Republic of (TM)	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	7088	7656	37
Yemen, Republic of (TM)	HERTZ & Arabic Transliteration	HERTZ SYSTEM, INC.	7089	7657	39
Yemen, Republic of (TM)	HERTZ	HERTZ SYSTEM, INC.	12530	10018	37
Yemen, Republic of (TM)	HERTZ	HERTZ SYSTEM, INC.	12835	10250	39

SCHEDULE B

HSI (HERTZ) US ERB Trademarks

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United States	HERTZ Stylized on Yellow Trapezoid (Streamline)	HERTZ SYSTEM, INC.	86288666	4691285	39
United States	HERTZ	HERTZ SYSTEM, INC.	78240462	2830130	16
United States	HERTZ	HERTZ SYSTEM, INC.	71657133	614123	39
United States	Hertz With Stippling & Dropped Shadow	HERTZ SYSTEM, INC.	74150193	1733621	39
United States	Hertz in Yellow Horizontal Strip	HERTZ SYSTEM, INC.	76702523	4292510	39
United States	Hertz in Yellow Vertical Strip	HERTZ SYSTEM, INC.	76702521	4292509	39
United States	Hertz in Yellow Rounded Rectangle	HERTZ SYSTEM, INC.	76702520	4295844	39
United States	Hertz (Stylized)	HERTZ SYSTEM, INC.	73360120	1230391	39

SCHEDULE C

THC (HERTZ) ERB Domains

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	cehertzequipement-ouestsudouest.com	2016-12-24	registered locked	Auto Renewal	.com
HERC	hertzservicepump.ca	2016-05-27	registered locked	Auto Renewal	.ca
HERC	hertsequip.com	2016-11-20	registered locked	Auto Renewal	.com
HERC	hertzservicepump.com	2017-02-22	registered locked	Auto Renewal	.com
HERC	hertz.equipment		closed	Auto Renewal	.equipment
HERC	hertztrenchservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzaerial.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzaerialservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzeequip.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzusedequipment.com	2016-12-12	registered locked	Auto Renewal	.com
HERC	hertzeequip.com	2016-07-21	registered locked	Auto Renewal	.com
HERC	hertzusedequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzeequip.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzusedequipment.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzeequip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzusedequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzenergy.com	2016-07-09	registered locked	Auto Renewal	.com
HERC	htzpartners.com	2016-08-30	registered locked	Auto Renewal	.com
HERC	hertzenergyservices.ca	2017-02-17	registered locked	Auto Renewal	.ca
HERC	赫兹设备.cn - Hertz Equipment .cn
HERC	hertzenergyservices.cn	2016-03-25	registered locked	Auto Renewal	.cn
HERC	赫兹设备.中国 - Hertz Equipment. China
HERC	hertzenergyservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	赫兹设备租赁.cn - Hertz Equipment Rental .cn
HERC	hertzenergyservices.es	2017-02-17	registered locked	Auto Renewal	.es
HERC	赫兹设备租赁.中国 - Hertz Equipment Rental China.
HERC	hertzenergyservices.fr	2017-02-17	registered locked	Auto Renewal	.fr
HERC	hertzenergyservices.it	2016-04-23	registered locked	Auto Renewal	.it
HERC	hertzenergyservices.net	2017-02-17	registered locked	Auto Renewal	.net
HERC	hertzenergyservices.us	2017-02-16	registered locked	Auto Renewal	.us
HERC	hertzentertainment.com	2016-03-12	registered locked	Auto Renewal	.com
HERC	hertzentertainmentservices.biz	2016-05-10	registered locked	Auto Renewal	.biz
HERC	hertzentertainmentservices.ca	2016-05-12	registered locked	Auto Renewal	.ca
HERC	hertzentertainmentservices.co.nz	2016-05-13	registered locked	Auto Renewal	.co.nz
HERC	hertzentertainmentservices.co.uk	2016-05-11	registered locked	Auto Renewal	.co.uk
HERC	hertzentertainmentservices.com	2016-05-11	registered locked	Auto Renewal	.com

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzentertainmentservices.com.au	2017-05-12	registered locked	Auto Renewal	.com.au
HERC	hertzentertainmentservices.es	2016-05-11	registered locked	Auto Renewal	.es
HERC	hertzentertainmentservices.fr	2016-05-12	registered locked	Auto Renewal	.fr
HERC	hertzentertainmentservices.info	2016-05-11	registered locked	Auto Renewal	.info
HERC	hertzentertainmentservices.net	2016-05-11	registered locked	Auto Renewal	.net
HERC	hertzentertainmentservices.org	2016-05-11	registered locked	Auto Renewal	.org
HERC	hertzentsvs.com	2016-04-20	registered locked	Auto Renewal	.com
HERC	hertzeqip.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzeqip.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzeqip.com	2016-11-15	registered locked	Auto Renewal	.com
HERC	hertzeqip.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzeqip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzeqip.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequip.af	2016-03-26	registered locked	Auto Renewal	.af
HERC	hertzequip.asia	2016-06-05	registered locked	Auto Renewal	.asia
HERC	hertzequip.ca	2016-07-07	registered locked	Auto Renewal	.ca
HERC	hertzequip.cc	2016-06-05	registered locked	Auto Renewal	.cc
HERC	hertzequip.cn	2012-10-10	closed	Auto Renewal	.cn
HERC	hertzequip.cn	2016-10-10	registered locked	Auto Renewal	.cn
HERC	hertzequip.cnkeyword	2016-06-17	registered locked	Auto Renewal	.cnkeyword
HERC	hertzequip.com	2016-09-10	registered locked	Auto Renewal	.com
HERC	hertzequip.com.cn	2016-10-10	registered locked	Auto Renewal	.com.cn
HERC	hertzequip.com.cn	2012-10-10	closed	Auto Renewal	.com.cn
HERC	hertzequip.com.pl	2017-02-08	registered unlocked	Auto Renewal	.com.pl
HERC	hertzequip.com.sa	2016-09-28	registered locked	Auto Renewal	.com.sa
HERC	hertzequip.com.tw	2016-06-23	registered locked	Auto Renewal	.com.tw
HERC	hertzequip.es	2016-05-28	registered locked	Auto Renewal	.es
HERC	hertzequip.fr	2017-02-17	registered locked	Auto Renewal	.fr
HERC	hertzequip.hk	2016-06-06	registered locked	Auto Renewal	.hk
HERC	hertzequip.in	2016-06-23	registered locked	Auto Renewal	.in
HERC	hertzequip.mx	2016-05-26	registered locked	Auto Renewal	.mx
HERC	hertzequip.name	2016-06-05	registered locked	Auto Renewal	.name
HERC	hertzequip.net	2016-06-23	registered locked	Auto Renewal	.net
HERC	hertzequip.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequip.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequip.pl	2017-02-08	registered locked	Auto Renewal	.pl
HERC	hertzequip.qa	2016-08-14	registered locked	Auto Renewal	.qa
HERC	hertzequip.travel	2016-10-08	registered locked	Auto Renewal	.travel
HERC	hertzequip.tv	2016-10-09	registered locked	Auto Renewal	.tv
HERC	hertzequip.tw	2016-06-05	registered locked	Auto Renewal	.tw
HERC	hertz-equipamentos.pt	2016-07-01	registered locked	Auto Renewal	.pt
HERC	hertzequipauctions.com	2016-07-06	registered locked	Auto Renewal	.com
HERC	hertz-equipement.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertz-equipement.com	2017-01-04	registered locked	Auto Renewal	.com
HERC	hertz-equipement.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertz-equipement.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipment.ca	2016-07-13	registered locked	Auto Renewal	.ca

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipment.com	2016-03-19	registered locked	Auto Renewal	.com
HERC	hertz-equipment.com	2016-10-24	registered locked	Auto Renewal	.com
HERC	hertzequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipment.fr	2016-05-30	registered locked	Auto Renewal	.fr
HERC	hertzequipment.net	2016-11-12	registered locked	Auto Renewal	.net
HERC	hertzequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipment.net.cn	2010-03-19	closed	Auto Renewal	.net.cn
HERC	hertzequipmentrental.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipmentrental.com	2016-05-24	registered locked	Auto Renewal	.com
HERC	hertzequipmentrental.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipmentrental.com.vn	2016-07-21	registered locked	Auto Renewal	.com.vn
HERC	hertzequipmentrental.net	2016-09-24	registered locked	Auto Renewal	.net
HERC	hertzequipmentrental.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipmentrental.vn	2016-07-21	registered locked	Auto Renewal	.vn
HERC	hertzequipmentrental.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	hertzequipmentrentalcleveland.com	2016-05-16	registered locked	Auto Renewal	.com
HERC	hertzequipmentrentals.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzequipmentrentals.com	2016-12-21	registered locked	Auto Renewal	.com
HERC	hertzequipmentrentals.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzequipmentrentals.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzequipmentsales.com	2016-09-12	registered locked	Auto Renewal	.com
HERC	hertzequiprentals.ca	2016-03-01	registered locked	Auto Renewal	.com
HERC	hertzequiprentals.com	2016-03-01	registered locked	Auto Renewal	.com
HERC	hertzequipsales.com	2016-09-12	registered locked	Auto Renewal	.com
HERC	hertzequipsurvey.com	2016-09-15	registered locked	Auto Renewal	.com
HERC	hertzheavyequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavyequipment.com	2016-07-16	registered locked	Auto Renewal	.com
HERC	hertzheavyequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavyequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzheavyequipmentrental.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavyequipmentrental.com	2016-04-14	registered locked	Auto Renewal	.com
HERC	hertzheavyequipmentrental.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavyequipmentrental.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzheavymachinery.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzheavymachinery.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzheavymachinery.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzheavymachinery.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzplantservices.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hertzpumps.cn	2010-03-19	closed	Auto Renewal	.cn
HERC	hertzpumps.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzpumps.com	2017-02-12	registered locked	Auto Renewal	.com
HERC	hertzpumps.com.cn	2010-03-19	closed	Auto Renewal	.com.cn
HERC	hertzpumps.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzpumps.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
HERC	hertzpumpservices.com	2016-04-07	registered locked	Auto Renewal	.com

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	hertzquip.com	2016-11-27	registered locked	Auto Renewal	.com
HERC	hertzrentalequipment.cn	2016-03-18	registered locked	Auto Renewal	.cn
HERC	hertzrentalequipment.com	2016-06-13	registered locked	Auto Renewal	.com
HERC	hertzrentalequipment.com.cn	2016-03-18	registered locked	Auto Renewal	.com.cn
HERC	hertzrentalequipment.net.cn	2016-03-18	registered locked	Auto Renewal	.net.cn
	hertzrentals.ca	6/23/2016			.ca

SCHEDULE D

HERC Affiliates
Hertz Investors, Inc.
Hertz Intermediate Holdings, LLC
Hertz Entertainment Services Corporation
Hertz Equipment Rental Co. Holdings Netherlands BV
Hertz Rental Holdings (HK) Limited
Hertz Equipment Rental Company Limited
Hertz Dayim Equipment Rental LLC
Hertz Dayim Equipment Rental Ltd
Hertz Equipment Rental UK Ltd

EXHIBIT B-1

TRADEMARK ASSIGNMENT AGREEMENT

This TRADEMARK ASSIGNMENT AGREEMENT (this “Agreement”) is made on this ___ day of _____________, 2016 between HERTZ SYSTEM, INC., a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (“HSI” or “Assignor”) and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34134 United States of America (“HERC” or “Assignee”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the IPA (as defined below).

WHEREAS, the Parties have entered into an Intellectual Property Agreement (the “IPA”) dated _______________, whereby, inter alia, Assignor has agreed to assign all right, title and interest in and to the HSI HERC Foreign ERB Trademarks (those foreign trademarks owned by HSI that incorporate the mark/name HERC) related to HERC’s Equipment Rental Business, or ERB, as defined in the IPA, to Assignee as more fully set forth on Schedule A;

WHEREAS, Assignor is the owner of all right, title and interest in and to the HSI HERC Foreign ERB Trademarks, including any and all common law rights and applications and registrations therefor, as more fully set forth on Schedule A;

WHEREAS, in accordance with the IPA, Assignor now wishes to assign and Assignee now wishes to acquire all right, title and interest in and to the HSI HERC Foreign ERB Trademarks; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Transfer. Assignor, by these presents, hereby sells, assigns, transfers and conveys unto the Assignee, its successors and assigns, all of Assignor’s right, title and interest, including any and all common law rights, in and to the HSI HERC Foreign ERB Trademarks, together with any corresponding registrations and applications which may exist and with the goodwill of the business of the Assignor connected with the use of, as well as symbolized by, the aforesaid trademarks. This assignment includes the right to sue and prosecute prior infringements in court and administratively and the Assignee shall therefore have the right, from today on, to consider itself the sole owner of the HSI HERC Foreign ERB Trademarks, to use them as trademarks of its own or else to dispose of them as best suits its interest, without giving rise to any claim whatsoever in this respect on the part of the Assignor at any time.

2.    Recognition of Ownership. Assignor agrees to thereafter recognize Assignee’s sole and exclusive and unqualified ownership, right, title and interest in and to the HSI HERC Foreign ERB Trademarks in perpetuity. Assignor shall not directly or indirectly challenge the ownership by Assignee of the HSI HERC Foreign ERB Trademarks, or claim adversely to Assignee any right, title or interest in and to the HSI HERC Foreign ERB Trademarks and Assignor agrees to furnish, upon the request of Assignee, a written consent in support of any applications which may be filed by such Assignee.

3.    Recordal. Assignor agrees that, upon Assignee's request, they will promptly execute and deliver all instruments and documents, which may be reasonably necessary or desirable, in order to perfect the transfer of legal title of the HSI HERC Foreign ERB Trademarks in favor of Assignee at the relevant trademark offices. Assignor hereby agrees to execute specific confirmatory assignment and other supplementary documents (as may be required) in favor of Assignee for each of the countries in which the HSI HERC Foreign ERB Trademarks have been registered or applications to register are pending in order to effectuate recordal of the assignment on the Registers of the countries listed in Schedule A. All costs of filing and recording assignments shall be borne by Assignee.

4.    Cooperation. Assignor, at the request of Assignee, further agrees to cooperate and assist Assignee in any legal requirements relating to the status, validity or enforceability of the HSI HERC Foreign ERB Trademarks, including providing Assignee with any information regarding use of the HSI HERC Foreign ERB Trademarks in connection with the prior manufacture, promotion, sale and advertising of any products bearing the HSI HERC Foreign ERB Trademarks.

5.    Miscellaneous.

5.1    Authority. Each Party represents, warrants, and agrees that its corporate officers executing the Agreement have been duly authorized and empowered to do so.

5.2    Assignment. HERC may not assign, transfer, sublicense or delegate any of its rights hereunder or delegate its obligations hereunder without the prior written consent of HSI, and any such purported assignment, transfer, sublicense or delegation, in the absence of such consent, shall be void and without effect.

5.3    Entire Understanding/Amendment. This Agreement, the IPA and the agreements exhibited thereto, the Distribution Agreement and the Ancillary Agreements (as defined in the Distribution Agreement) set forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment of this Agreement, the same must be in writing, signed by all Parties hereto.

5.4    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all successors and assigns of the Parties (including by way of merger or sale of all or substantially all assets), subject to the restrictions on assignment set forth herein.

5.5    No Waiver. Except as otherwise provided in this Agreement, neither Party waives any rights under this Agreement by delaying or failing to enforce such rights. No waiver by any Party of any breach or default hereunder shall be deemed to be a waiver of any subsequent breach or default. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.

5.6    Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or other authoritative body, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

5.7    Relationship of Parties. Each Party shall act as an independent contractor in carrying out its obligations under this Agreement. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the Parties and neither Party by virtue of this Agreement shall have the right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

5.8    Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

5.9    Schedules. All schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

5.10    Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

5.12    Third Party Beneficiaries. Nothing contained in this Agreement shall be construed to create any third-party beneficiary rights in any individual.

5.13    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

HERTZ SYSTEM, INC.

By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

By:___________________
Name:________________
Title: _________________

*****

SCHEDULE A

HSI HERC Foreign ERB Trademarks

Appl/Reg	Trademark	Country	Appl #	Reg #
HERTZ SYSTEM, INC.	HERC	Canada	Common Law
HERTZ SYSTEM, INC.	HERC 360 in Concentric Bolt Like Circles	Canada	1611380	TMA927410
HERTZ SYSTEM, INC.	HERC 360 in Concentric Bolt Like Circles	Canada	1694002
HERTZ SYSTEM, INC.	HercRentals Logo (black/white)	Canada	1765184

EXHIBIT B-2

TRADEMARK ASSIGNMENT AGREEMENT

This TRADEMARK ASSIGNMENT AGREEMENT (this “Agreement”) is made on this ___ day of _____________, 2016 between HERTZ SYSTEM, INC., a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (“HSI” or “Assignor”) and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34134 United States of America (“HERC” or “Assignee”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the IPA (as defined below).

WHEREAS, the Parties have entered into an Intellectual Property Agreement (the “IPA”) dated _______________, whereby, inter alia, Assignor has agreed to assign all right, title and interest in and to the HSI HERC Foreign ERB Trademarks (those foreign trademarks owned by HSI that incorporate the mark/name HERC) related to HERC’s Equipment Rental Business, or ERB, as defined in the IPA, to Assignee as more fully set forth on Schedule A;

WHEREAS, Assignor is the owner of all right, title and interest in and to the HSI HERC Foreign ERB Trademarks, including any and all common law rights and applications and registrations therefor, as more fully set forth on Schedule A;

WHEREAS, in accordance with the IPA, Assignor now wishes to assign and Assignee now wishes to acquire all right, title and interest in and to the HSI HERC Foreign ERB Trademarks; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Transfer. Assignor, by these presents, hereby sells, assigns, transfers and conveys unto the Assignee, its successors and assigns, all of Assignor’s right, title and interest, including any and all common law rights, in and to the HSI HERC Foreign ERB Trademarks, together with any corresponding registrations and applications which may exist and with the goodwill of the business of the Assignor connected with the use of, as well as symbolized by, the aforesaid trademarks. This assignment includes the right to sue and prosecute prior infringements in court and administratively and the Assignee shall therefore have the right, from today on, to consider itself the sole owner of the HSI HERC Foreign ERB Trademarks, to use them as trademarks of its own or else to dispose of them as best suits its interest, without giving rise to any claim whatsoever in this respect on the part of the Assignor at any time.

2.    Recognition of Ownership. Assignor agrees to thereafter recognize Assignee’s sole and exclusive and unqualified ownership, right, title and interest in and to the HSI HERC Foreign ERB Trademarks in perpetuity. Assignor shall not directly or indirectly challenge the ownership by Assignee of the HSI HERC Foreign ERB Trademarks, or claim adversely to Assignee any right, title or interest in and to the HSI HERC Foreign ERB Trademarks and Assignor agrees to furnish, upon the request of Assignee, a written consent in support of any applications which may be filed by such Assignee.

3.    Recordal. Assignor agrees that, upon Assignee's request, they will promptly execute and deliver all instruments and documents, which may be reasonably necessary or desirable, in order to perfect the transfer of legal title of the HSI HERC Foreign ERB Trademarks in favor of Assignee at the relevant trademark offices. Assignor hereby agrees to execute specific confirmatory assignment and other supplementary documents (as may be required) in favor of Assignee for each of the countries in which the HSI HERC Foreign ERB Trademarks have been registered or applications to register are pending in order to effectuate recordal of the assignment on the Registers of the countries listed in Schedule A. All costs of filing and recording assignments shall be borne by Assignee.

4.    Cooperation. Assignor, at the request of Assignee, further agrees to cooperate and assist Assignee in any legal requirements relating to the status, validity or enforceability of the HSI HERC Foreign ERB Trademarks, including providing Assignee with any information regarding use of the HSI HERC Foreign ERB Trademarks in connection with the prior manufacture, promotion, sale and advertising of any products bearing the HSI HERC Foreign ERB Trademarks.

5.    Miscellaneous.

5.1    Authority. Each Party represents, warrants, and agrees that its corporate officers executing the Agreement have been duly authorized and empowered to do so.

5.2    Assignment. HERC may not assign, transfer, sublicense or delegate any of its rights hereunder or delegate its obligations hereunder without the prior written consent of HSI, and any such purported assignment, transfer, sublicense or delegation, in the absence of such consent, shall be void and without effect.

5.3    Entire Understanding/Amendment. This Agreement, the IPA and the agreements exhibited thereto, the Distribution Agreement and the Ancillary Agreements (as defined in the Distribution Agreement) set forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment of this Agreement, the same must be in writing, signed by all Parties hereto.

5.4    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all successors and assigns of the Parties (including by way of merger or sale of all or substantially all assets), subject to the restrictions on assignment set forth herein.

5.5    No Waiver. Except as otherwise provided in this Agreement, neither Party waives any rights under this Agreement by delaying or failing to enforce such rights. No waiver by any Party of any breach or default hereunder shall be deemed to be a waiver of any subsequent breach or default.

Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.

5.6    Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or other authoritative body, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

5.7    Relationship of Parties. Each Party shall act as an independent contractor in carrying out its obligations under this Agreement. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the Parties and neither Party by virtue of this Agreement shall have the right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

5.8    Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

5.9    Schedules. All schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

5.10    Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

5.12    Third Party Beneficiaries. Nothing contained in this Agreement shall be construed to create any third-party beneficiary rights in any individual.

5.13    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

HERTZ SYSTEM, INC.

By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

By:___________________
Name:________________
Title: _________________

*****

SCHEDULE A

HSI HERC Foreign ERB Trademarks

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
Afghanistan	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1815	14689	07, 37
Chile	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1044535	1156290	7
Chile	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	1044521	1090034	37
China (PRC)	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	12165794	12165794	7
China (PRC)	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	12165793	12165793	37
Colombia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	13029419	495119	7
Colombia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	13029414	495118	37
European Community	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	11517381	11517381	07, 37
Panama	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	220338-01	220338-01	07, 37
Saudi Arabia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	191672		7
Saudi Arabia	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	191673		37
Turkey	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	2013/09663	2013/09663	07, 37
United Arab Emirates	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	185989	185989	7
United Arab Emirates	HERC 360 in Concentric Bolt Like Circles	HERTZ SYSTEM, INC.	185991	185991	37

EXHIBIT C

COEXISTENCE AGREEMENT

THIS AGREEMENT (this “Agreement”), effective as of this day of 2016 (the “Effective Date”), between HERTZ SYSTEM, INC., a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (“HSI”) and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34134, United States of America (“HERC”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the IPA (as defined below).

WITNESSETH

WHEREAS, the Parties have entered into an Intellectual Property Agreement (the “IPA”) dated _______________ whereby, inter alia, HSI has agreed to allow HERC to retain ownership and use of the HERC (HERTZ) US ERB Trademarks (those that incorporate the mark/name HERTZ) as set forth on Schedule A for the Interim Period (as defined in the IPA) related to HERC’s Equipment Rental Business, or ERB;

WHEREAS, at the same time, HSI owns the worldwide right, title and interest in and to the VRB Trademarks (as defined in the IPA), including several applications and registrations for marks incorporating the mark/name HERTZ in the United States of America;

WHEREAS, HSI and HERC were until the Effective Date of this Agreement, related entities;

WHEREAS, as a result of the Separation, the Parties are no longer related entities;

WHEREAS, as a result of the Separation and as agreed upon in the IPA, the Parties wish to ensure that no likelihood of confusion, mistake or deception will result from their respective uses of their respective HERTZ and HERTZ-formative trademarks in the United States of America during the Interim Period;

WHEREAS, as a further result of the Separation and as agreed upon in the IPA, the Parties wish to further ensure that HSI’s worldwide use of the VRB Trademarks incorporating the name/mark HERTZ and HERTZ-formative trademarks and designs and HERC’s use of the HERC trademarks (including HERC, HERC360 and other HERC-formative trademarks and designs) in connection with the ERB are not likely to cause confusion, mistake or deception in the marketplace on a worldwide basis during the Interim Period and at all times thereafter; and

NOW THEREFORE, for and in consideration of the mutual terms, covenants, and conditions set forth herein, the parties hereto agree as follows:

1.1	The above recitals are incorporated by reference as part of this Agreement.

1.2    All references to “trademarks” shall include service marks.

2.    Co-Existence with respect to use of the HERTZ mark in the United States

2.1    The Parties agree that their respective uses of the HERC (HERTZ) US ERB Trademarks and THC (HERTZ) ERB Domains by HERC and the VRB Trademarks by HSI during the Interim Period in the United States of America are not likely to cause confusion, mistake or deception in the marketplace.

2.2	HERC acknowledges and agrees that HSI is the exclusive, worldwide owner of all
HERTZ and HERTZ-formative trademarks, service marks, logos, trade dress and related indicia as well as any future variations thereof or Other Intellectual Property. HERC further acknowledges that it has no rights anywhere in the world to any HERTZ or HERTZ-formative trademarks or Other Intellectual Property except with respect to the limited rights for the limited duration granted herein and in the IPA and other ancillary agreements thereto.

2.3    HERC’s use of the HERC (HERTZ) US ERB Trademarks is limited to the Interim Period in the United States of America and Puerto Rico only (the “US Territory”) and limited in scope to the Equipment Rental Business only. HERC shall immediately discontinue use of the HERC (HERTZ) US ERB Trademarks and abandon or voluntarily withdraw or cancel any applications or registrations therefor upon expiration of the Interim Period or the earlier termination of this Agreement or the Trademark, Trade Name, Domain and Related Rights License Agreement.

2.4    HERC shall not object to the use or registration of any HERTZ or HERTZ-formative trademarks or future variations thereof by HSI in respect of any goods or services in any jurisdiction of the world during the Term of this Agreement or anytime thereafter. Furthermore, HERC shall not: (1) contest or challenge the validity or directly or indirectly attack, challenge or impair the title and related rights of any HERTZ or HERTZ-formative trademarks owned by HSI anywhere in the world during the Term of this Agreement or any time thereafter; (2) use, register, apply to register or aid a third party in registering the foregoing rights, or any confusingly similar rights anywhere in the world during the Term of this Agreement or any time thereafter. It is understood that this last covenant shall survive the expiration or earlier termination of this Agreement.

2.5    The Parties agree that they will not do or permit to be done any act or thing which will in any way impair the trademark rights of the other party or bring into question the validity of their trademarks, trademark applications or registrations or which might support an application for invalidity, cancellation or revocation of any trademark application or registration of the other Party anywhere in the world.

2.6    The Parties agree that they will work together to address and avoid any possible confusion. In the unlikely event that either Party becomes aware of any actual or potential confusion in the marketplace, it will contact the other Party and agree on steps to eliminate or avoid such confusion.

3.    Co-Existence with respect to use of the HERTZ and HERC trademarks by the Parties worldwide.

3.1    The Parties agree that HSI’s worldwide use of the VRB Trademarks incorporating the name/mark HERTZ and HERTZ-formative trademarks and designs and HERC’s use of the HERC trademarks (including HERC, HERC360 and other HERC-formative trademarks and designs, and domain names) in connection with the ERB are not likely to cause confusion, mistake or deception in the marketplace on a worldwide basis.

3.2    HERC acknowledges and agrees that HSI is the exclusive, worldwide owner of all
HERTZ and HERTZ-formative trademarks, service marks, logos, trade dress and related indicia as well as any future variations thereof or Other Intellectual Property. HERC further acknowledges that it has no rights anywhere in the world to any HERTZ or HERTZ-formative trademarks or Other Intellectual Property except with respect to the limited rights for the limited duration granted herein and in the IPA and other ancillary agreements thereto.

3.3    HERC acknowledges and agrees that its use of the HERC trademarks (including HERC, HERC360 and other HERC-formative trademarks and designs) is and shall continue to be limited in scope to the Equipment Rental Business only.

3.4    HERC shall not object to the use or registration of any HERTZ or HERTZ-formative trademarks or future variations thereof by HSI in respect of any goods or services in any jurisdiction of the world during the Term of this Agreement or anytime thereafter. Furthermore, HERC shall not: (1) contest or challenge the validity or directly or indirectly attack, challenge or impair the title and related rights of any HERTZ or HERTZ-formative trademarks owned by HSI anywhere in the world during the Term of this Agreement or any time thereafter; (2) use, register, apply to register or aid a third party in registering the foregoing rights, or any confusingly similar rights anywhere in the world during the Term of this Agreement or any time thereafter. It is understood that this last covenant shall survive the expiration or earlier termination of this Agreement.

3.5    The Parties agree that they will not do or permit to be done any act or thing which will in any way impair the trademark rights of the other party or bring into question the validity of their trademarks, trademark applications or registrations or which might support an application for invalidity, cancellation or revocation of any trademark application or registration of the other Party anywhere in the world.

3.6    The Parties agree that they will work together to address and avoid any possible confusion. In the unlikely event that either Party becomes aware of any actual or potential confusion in the marketplace, it will contact the other Party and agree on steps to eliminate or avoid such confusion.

4.    Further Assurances

4.1    Each Party shall promptly upon request of the other party hereto, execute and deliver such documents and take any and all such other action, as the requesting Party shall reasonably request in order to further effectuate the provisions of this Agreement.

4.2    HERC agrees to cooperate fully with HSI, including in furnishing letters of consent or similar documents as may be reasonably required or requested, in order to enable HSI to register, maintain and enforce its rights in the VRB Trademarks in any jurisdiction of the world.

5.    Term. This Agreement shall commence on the Effective Date and shall continue in effect for a period of twenty (20) years and shall be automatically and successively renewed for additional twenty (20) years unless otherwise terminated by HSI herein, or for so long as the Parties use such trademarks.

6.    Miscellaneous.

6.1    Authority. Each Party represents, warrants, and agrees that its corporate officers executing the Agreement have been duly authorized and empowered to do so.

6.2    Assignment. HERC may not assign, transfer, sublicense or delegate any of its rights hereunder or delegate its obligations hereunder without the prior written consent of HSI, and any such purported assignment, transfer, sublicense or delegation, in the absence of such consent, shall be void and without effect.

6.3    Entire Understanding/Amendment. This Agreement, the IPA and the agreements exhibited thereto, the Distribution Agreement and the Ancillary Agreements (as defined in the Distribution Agreement) set forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment of this Agreement, the same must be in writing, signed by all Parties hereto.

6.4    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all successors and assigns of the Parties (including by way of merger or sale of all or substantially all assets), subject to the restrictions on assignment set forth herein.

6.5    No Waiver. Except as otherwise provided in this Agreement, neither Party waives any rights under this Agreement by delaying or failing to enforce such rights. No waiver by any Party of any breach or default hereunder shall be deemed to be a waiver of any subsequent breach or default. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.

6.6    Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or other authoritative body, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

6.7    Relationship of Parties. Each Party shall act as an independent contractor in carrying out its obligations under this Agreement. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the Parties and neither Party by virtue of this Agreement shall have the right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

6.8    Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

6.9    Schedules. All schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

6.10    Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6.12    Third Party Beneficiaries. Nothing contained in this Agreement shall be construed to create any third-party beneficiary rights in any individual.

6.13    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

HERTZ SYSTEM, INC.
By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

By:
Name:_________________
                    Title: __________________

SCHEDULE A

HERC (HERTZ) US ERB Trademarks

Jurisdiction	Mark	Registrant	Application Number	Registration Number	Class(es)
United States	HERTZ SERVICE PUMP & COMPRESSOR	HERTZ EQUIPMENT RENTAL CORPORATION	86095047	4571223	35, 37
United States	HERTZ	HERTZ EQUIPMENT RENTAL CORPORATION	72145695	750300	42
United States	HERTZ EQUIPMENT RENTAL	HERTZ EQUIPMENT RENTAL CORPORATION	75007011	2013590	37
Puerto Rico	HERTZ EQUIPMENT RENTAL	HERTZ EQUIPMENT RENTAL CORPORATION	43019	43019	37

EXHIBIT D

DOMAIN NAME ASSIGNMENT

This DOMAIN NAME ASSIGNMENT (this “Agreement”) is made on this ___ day of _________, 2016 between THE HERTZ CORPORATION, a Delaware corporation, with an address of 8501 Williams Road, Estero, Florida 33928, United States of America (“THC” or “Assignor”), as the owner of the following domain names (the “THC ERB Domains”):

(See attached Schedule A)

and HERC RENTALS INC., a Delaware corporation, with an address of 27500 Riverview Center Blvd., Bonita Springs, Florida 34135United States of America (“Assignee”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the IPA (as defined below).

WHEREAS, the Parties have entered into an Intellectual Property Agreement (the “IPA”) dated _______________. whereby, inter alia, Assignor has agreed to assign all right, title and interest in and to the THC ERB Domains to HERC;

WHEREAS, in accordance with the IPA, Assignor now wishes to assign and Assignee wishes to acquire all right, title and interest in and to the THC ERB Domains; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.     Assignment: Assignor hereby assigns, sells and transfers to Assignee all of its right, title and interest in and to the THC ERB Domains, including, but not limited to, all registration and renewal rights with respect to the THC ERB Domains. Assignor shall thereafter recognize Assignee’s sole and exclusive right, title and interest in and to the THC ERB Domains.
2.     Continuing Obligations: Assignor agrees to assist Assignee, upon request, by taking any reasonable action that may be necessary for the perfecting, securing and completing of this Assignment, including the execution of documentation or delivery of any information, whether in documents or online, passwords, authorization codes or other materials that may be required by any agency and/or domain registrar responsible for the administration of the THC ERB Domains. Assignor further agrees to assist Assignee by complying with all requests received from any domain name registrar to effect such transfer.
3.    Miscellaneous.

3.1    Schedules. All schedules attached to this Agreement are incorporated herein by reference as though fully set forth herein.

3.2    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties hereto and may be used in lieu of the original version of this Agreement for all purposes. Signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

3.3    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered as of the date first written above.

    THE HERTZ CORPORATION

    By:___________________
Name:________________
Title: _________________

HERC RENTALS INC.

    By:___________________
Name:________________
Title: _________________

SCHEDULE A

THC ERB DOMAINS

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	1hercsurvey.ca	2016-04-11	registered locked	Auto Renewal	.ca
HERC	1hercsurvey.com	2016-04-11	registered locked	Auto Renewal	.com
HERC	1stcallequip.com	2016-09-05	registered locked	Auto Renewal	.com
HERC	247studioequipment.com	2016-03-28	registered locked	Auto Renewal	.com
HERC	arpielleequipment.com	2017-02-17	registered locked	Auto Renewal	.com
HERC	cinelease.co	2016-08-12	registered locked	Auto Renewal	.co
HERC	cinelease.co.uk	2016-08-12	registered locked	Auto Renewal	.co.uk
HERC	cinelease.com	2022-12-03	registered locked	Auto Renewal	.com
HERC	cinelease.net	2016-02-24	registered locked	Auto Renewal	.net
HERC	cinelease.uk	2016-08-11	registered locked	Auto Renewal	.uk
HERC	e-servicesprogram.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	e-sp.xxx	2016-12-06	registered locked	Auto Renewal	.xxx
HERC	equipmentpoint.com	2016-06-10	registered locked	Auto Renewal	.com
HERC	eservicesprogram.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	firstcallequip.com	2016-09-05	registered locked	Auto Renewal	.com
HERC	herc.us	2016-06-23	registered locked	Auto Renewal	.us
HERC	herc.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	herc360.com	2016-04-04	registered locked	Auto Renewal	.com
HERC	hercdigthemusic.com	2016-09-13	registered locked	Auto Renewal	.com
HERC	hercequip.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercequipmentrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercewp.com	2016-04-07	registered locked	Auto Renewal	.com
HERC	hercfranchise.com	2016-05-03	registered locked	Auto Renewal	.com
HERC	hercreadyfinance.com	2017-03-24	registered locked	Auto Renewal	.com
HERC	hercrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	hercrentals.co	2017-09-23	registered locked	Auto Renewal	.co
HERC	hercrentals.com	2017-09-23	registered locked	Auto Renewal	.com
HERC	hercrentals.info	2017-09-23	registered locked	Auto Renewal	.info
HERC	hercrentals.net	2017-09-23	registered locked	Auto Renewal	.net
HERC	hercsupply.com	2017-02-06	registered locked	Auto Renewal	.com
HERC	hercsurvey.ca	2016-04-11	registered locked	Auto Renewal	.ca
HERC	hercsurvey.com	2016-04-11	registered locked	Auto Renewal	.com
HERC	hercusa.com	2016-06-23	registered locked	Auto Renewal	.com
HERC	hertsequip.com	2016-11-20	registered locked	Auto Renewal	.com
HERC	hrequipamentos.pt		closed	Auto Renewal	.pt
HERC	matthewequipment.com	2016-08-24	registered locked	Auto Renewal	.com
HERC	matthewsequipment.ca	2016-05-28	registered locked	Auto Renewal	.ca
HERC	matthewsequipment.com	2016-07-14	registered locked	Auto Renewal	.com
HERC	rentalequipment.net		closed	Auto Renewal	.net
HERC	rentalequipment.net	2017-02-08	registered locked	Auto Renewal	.net

Division	Domain Name	Paid Through Date	Status	Renewal Status	TLD
HERC	rex-equipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rex-equipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rex-equipment.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rex-equipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexequipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexequipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexequipment.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexequipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexequipmentrental.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexequipmentrental.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexequipmentrental.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexequipmentrental.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rexrentalequipment.com	2016-04-22	registered locked	Auto Renewal	.com
HERC	rexrentalequipment.info	2016-04-22	registered locked	Auto Renewal	.info
HERC	rexrentalequipment.net	2016-04-22	registered locked	Auto Renewal	.net
HERC	rexrentalequipment.org	2016-04-22	registered locked	Auto Renewal	.org
HERC	rplequipment.com	2016-05-01	registered locked	Auto Renewal	.com
HERC	servicepumpandcompressor.xxx-block	2021-12-01	registered locked	Auto Renewal	.xxx-block
HERC	spump.com		closed	Auto Renewal	.com
HERC	spump.com	2016-11-09	registered locked	Auto Renewal	.com